EXHIBIT 10.16

Form: Licence: Licensee:	07SL 03-11-030 Blake Dawson Waldron	SUBLEASE New South Wales Real Property Act 1900	Leave this space clear. Affix additional pages to the top left-hand corner.

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

	STAMP DUTY	Office of State Revenue use only

(A)	HEAD LEASE	X925185

(B)	TORRENS	Property leased: if appropriate, specify the part or premises
	TITLE	Part of Volume 8629 Folio 211 being premises known as Suite 1102 Grosvenor Place, 225 George Street, Sydney

(C)	LODGED BY	Delivery Box	Name, Address or DX and Telephone	CODE

		238N	Blake Dawson Waldron DX 355 Sydney Tel: 02 9258 6000	SL
Reference (optional): LJK:KMQ

(D)	SUBLESSOR	COMMONWEALTH CUSTODIAL SERVICES LIMITED (ACN 000 485 487) COMMONWEALTH FUNDS MANAGEMENT LIMITED (ACN 052 289 442) INVESTA PROPERTIES LIMITED (ACN 084 407 241)

The sublessor leases to the sublessee the property referred to above.

(E)		Encumbrances (if applicable): 1. 2. 3.

(F)	SUBLESSEE	NIGHTHAWK RADIOLOGY SERVICES, LLC ARBN 098 194 640

(G)		TENANCY:

(H)	1.	TERM 4 years and 1 month

	2.	COMMENCING DATE 1 October 2004

	3.	TERMINATING DATE 31 October 2008

	4.	With an OPTION TO RENEW for a period of N/A set out in N/A

	5.	Together with and reserving the RIGHTS set out in Annexures “A” and “B”

	6.	Incorporates the provisions or additional material set out in ANNEXURE(S) “A” and “B” hereto.

	7.	Incorporates the provisions set out in MEMORANDUM filed in the Department of Lands, Land and Property Information Division as No. N/A

	8.	The RENT is set out in item 9 of Annexure “A”

ALL HANDWRITING MUST BE IN BLOCK CAPITALS	Page 1 of 2

DATE 4 / 3 / 05
dd mm yyyy

(I)		See the last page of annexure A for execution.

Note: where applicable, the sublessor must complete the statutory declaration below.

(J)		STATUTORY DECLARATION *

I

solemnly and sincerely declare that-

		1. The time for the exercise of option to renew in expired sublease No.	has ended;

2. The sublessee under that sublease has not exercised the option.

I make this solemn declaration conscientiously believing the same to be true and by virtue of the Oaths Act 1900.

	Made and subscribed at	in the State of

	on	in the presence of-

	Signature of witness:	Signature of sublessor:

Name of witness:

Address of witness:

	Qualification of witness:	[tick one]

☐ Justice of the Peace

☐ Practising Solicitor

☐ Other [specify]

*	As the Department of Lands may not be able to provide the services of a justice of the peace or other qualified witness, the statutory declaration should be signed and witnessed prior to lodgment of the form at Land and Property Information Division.

ALL HANDWRITING MUST BE IN BLOCK CAPITALS	Page 2 of 2

This is annexure “A” referred to in the lease between Commonwealth Custodial Services Limited, Commonwealth Funds Management Limited and Investa Properties Limited and Nighthawk Radiology Services, LLC as lessee dated

CONTENTS

1.	DEFINITIONS AND INTERPRETATION		7

	1.1	Definitions	7
	1.2	Interpretation	12
	1.3	Exhibits	13
	1.4	Bodies and associations	13
	1.5	Measurement of areas	13

2.	GRANT OF LEASE, EXCLUSION OF IMPLIED COVENANTS AND POWERS AND LESSOR’S RESERVATIONS		13

	2.1	Grant of Lease	13
	2.2	Exclusion of implied covenants	13
	2.3	Lessor’s reservations	13
	2.4	Easements	14
	2.5	Building alterations	14
	2.6	Lessee’s rights	14

3.	RENT AND ABATEMENT		15

	3.1	Rent	15
	3.2	Termination on destruction or damage	15
	3.3	Abatement on destruction or damage	16

4.	RENT REVIEW		16

	4.1	Review	16
	4.2	Minimum amount	16
	4.3	Determination	16
	4.4	Factors to be considered	17
	4.5	Provision of adjustment	19
	4.6	Deferment of review	19

5.	LESSEE’S OUTGOINGS		19

	5.1	Building Outgoings	19
	5.2	Payments of account of Lessee’s Outgoings	20
	5.3	Outgoings Statement	20
	5.4	Adjustment of Building Outgoings	20

6.	USE OF PREMISES		21

	6.1	Permitted use	21
	6.2	Lessee’s business	21
	6.3	Smoking	21

	6.4	Rules and Regulations	21
	6.5	Compliance with the Rules for Development Area	22
	6.6	Additions and Amendments to the Rules for Development Area	22
	6.7	24 hour access	23
	6.8	Nuisance	23
	6.9	Heavy equipment	24
	6.10	Electrical equipment	24
	6.11	Pest Control	24
	6.12	Heating and Cooling	25
	6.13	Signs and Advertising	25
	6.14	Radio, TV, etc	25
	6.15	Requirements of Governmental Agencies	25
	6.16	Notice of defects	26
	6.17	Fire regulations	26
	6.18	No inflammable substances	27
	6.19	Security	27
	6.20	Testing Lessee’s fire, security or alarm systems	28
	6.21	Appointment of fire wardens	28
	6.22	Compliance with emergency procedures	28
	6.23	Appointment of fire wardens	28
	6.24	No liability	29
	6.25	Re-entry	29
	6.26	Bomb and firearm threats	29
	6.27	Prospective tenants and purchasers	29

7.	MAINTENANCE REPAIR AND ALTERATIONS		29

	7.1	Repair and maintenance	29
	7.2	Painting	30
	7.3	Breakages	30
	7.4	Lighting	31
	7.5	Carpets, blinds, etc	31
	7.6	Doors, drains and toilets	31
	7.7	Lessor may inspect	31
	7.8	Lessor may repair	31
	7.9	Alterations and Lessee’s Fittings	32
	7.10	Furniture and fittings	33
	7.11	Rectification of damage in Common Areas	33

8.	SERVICES		33

	8.1	Air-conditioning and elevators	33
	8.2	After hours use	34
	8.3	Payment for services to the Premises	34
	8.4	Supply failure	34

9.	CLEANING		35

	9.1	Cleaning by Lessor	35
	9.2	Monthly Cleaning Amount	35
	9.3	Payment of Monthly Cleaning Amount	35

10.	INSURANCE		35

	10.1	Public Risk	35
	10.2	Plate glass	36
	10.3	Policies	36
	10.4	Insurance not to be avoided	36
	10.5	Attorney of Lessee	37
	10.6	Continuation of liability	37

11.	INDEMNITIES AND RELEASE		38

	11.1	Release of Lessor	38
	11.2	Specific Indemnities	38

12.	QUIET ENJOYMENT, HOLDING OVER, REMOVAL OF LESSEE’S FIXTURES ETC.		39

	12.1	Quiet Enjoyment	39
	12.2	Common Areas	39
	12.3	Holding over	39
	12.4	Removal of Lessee’s fixtures	39
	12.5	Lessee’s fixtures not removed	40
	12.6	Yielding up	40

13.	RESTRICTIONS ON CHARGES, ASSIGNMENTS AND SUB-LEASES		41

	13.1	Restrictions	41
	13.2	Modification of restrictions	41
	13.3	Restriction on transfer of shares	42
	13.4	Lessee’s obligations not affected by approved assignment, transfer or sub-lease	43
	13.5	Restriction on mortgage or charge	43

14.	DEFAULT, TERMINATION, ETC		43

	14.1	Re-entry or surrender on default	43
	14.2	Acceptance of Rent	44
	14.3	Lessor may remedy Lessee’s defaults	44
	14.4	Interest on moneys due	45
	14.5	Damages claimable after re-entry	45
	14.6	Essential terms	46
	14.7	Opportunity to rectify	46
	14.8	Attorney of Lessee	47
	14.9	Vacation by Lessee	47

15.	HEADLEASE AND OTHER SUPERIOR INTERESTS		48

	15.1	Lessor’s and superior interest holder’s right to review	48
	15.2	Covenants To Benefit Lessor’s Successors	48
	15.3	Lessor to protect Lessee’s estate	49
	15.4	Lessee not to prejudice Lessor’s interest	49

16.	GENERAL		49

	16.1	Exclusion of warranties	49
	16.2	Waiver	49

	16.3	Cost of Lease, etc	50
	16.4	Lessee not to cause rent reduction	50
	16.5	Notices	50
	16.6	Caveats	51
	16.7	Consents	51
	16.8	No merger	51
	16.9	Lessee’s obligations	51
	16.10	Condition of Lessor’s liability	51
	16.11	Moratorium	51
	16.12	Effect of Execution	52
	16.13	Manager	52
	16.14	Limitation of liability of Lessor	52
	16.15	Whole agreement	53

17.	STRATA TITLE		53

	17.1	Reservation of right to Strata Title	53
	17.2	Variation of Lease	53

18.	SECURITY		53

	18.1	Security deposit or bank guarantee	53
	18.2	Sale by Lessor	54
	18.3	Covenantor	54
	18.4	Guarantee	54
	18.5	Indemnity	54
	18.6	Covenants	54
	18.7	Joint and several liability	55
	18.8	Continuing effect	55

19.	OPTION OF RENEWAL		56

	19.1	Option of renewal	56
	19.2	Initial rent under renewed Lease	56
	19.3	Form of renewed lease	57
	19.4	Notice of exercise of option	57
	19.5	Existing Covenantor	57

20.	INDEPENDENT EXPERT		58

	20.1	Independent expert	58

21.	CCSL/CFML/IPL TRUST PROVISIONS		59

	21.1	Application of Clause	59
	21.2	Definitions	59
	21.3	CCSL and CFML’s Limitation Of Liability	59
	21.4	Exceptions	60
	21.5	IPL’s Limitation Of Liability	60
	21.6	Liability	61

22.	GOODS AND SERVICES TAX		61

23.	LESSEE’S WORKS		71

	23.2	Definitions	71
	23.2	Licence	71
	23.3	Works	71
	23.4	Lessee’s drawings and specifications	72
	23.5	Authorisations	73
	23.6	Variation to Works	73
	23.7	Conditions regarding Works	73
	23.8	Contractor’s insurance	74
	23.9	Structural work or alterations to services	74
	23.10	Preservation of Lessor’s warranties	74
	23.11	Lessor’s costs	74
	24.1	Future leases	75
	24.2	Lessor’s offer	75
	24.3	Lessee’s acceptance	75
	24.4	End of Lessor’s offer	75
	24.5	New lease	75
	24.6	Lessee execution of New Lease	75
	25.7	Lessee’s acknowledgment	76

25.	RENT FREE PERIOD		76

29.	INTERDEPENDENCY CLAUSE		77

	29.1	Interdependent leases	77

CONTINUATION OF REFERENCE SCHEDULE

ITEM 9:	Minimum Rent:

Year 1 - $820.00 per square metre per annum equal to an annual amount of $217,464.00

Year 2 – year 1 minimum rent increased by 4.5%

Year 3 – year 2 minimum rent increased by 4.5%

Year 4 – year 3 minimum rent increased by 4.5%

Last month of term – year 4 rent increased by 4.5%

ITEM 10:	Permitted Use:	Commercial office premises

ITEM 11:	Public Risk	$20,000,000.00

ITEM 12:	Number of Years for Periodic Rent Review:	In accordance with Item 9

ITEM 13:	Deleted

ITEM 14:	Covenantor:	Not Applicable while Nighthawk Radiology Services, LLC (ARBN 098 194 640) is the Lessee

ITEM 15:	Area of Premises:	265.2m2

ITEM 16:	Lessee’s Proportion:	.31%

ITEM 17:	Security Deposit Amount:	$170,297.60 while the Lessee remains Nighthawk Radiology Services, LLC (ARBN 098 194 640), otherwise an amount equal to 6 months’ Minimum Rent (plus GST)

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

“Accounting Year” means each year (or, where appropriate, part of a year) during the Term ending 30 June.

“Adjustment Event” means an Adjustment Event under the GST Law.

“Adjustment Note” means an Adjustment Note under the GST Law.

“Air Conditioning Plant” means the plant, machinery and equipment installed in the Building for heating, cooling or circulating air in the Premises and any alteration addition or replacement of this plant, machinery and equipment.

“Base Building Outgoings” means the amount of Building Outgoings paid or payable:

(a)	at the Commencement Date – in respect of the year ending 30 June immediately before the Commencement Date; and

(b)	if Minimum Rent is reviewed pursuant to clause 4 – in respect of the Accounting Year expiring immediately before the relevant Review Date.

“Building” means

(a)	the building and improvements constructed on the Land;

(b)	any alteration, addition or replacement in respect of the buildings and improvements; and

(c)	any plant, machinery, equipment, fixtures, fittings and furnishings in the buildings and improvements owned by the Lessor.

“Building Outgoings” means all costs, charges, expenses, fees and other outgoings paid or payable by the Lessor in respect of the Land or Building including, but not limited to:

(a)	rates and taxes (including but not limited to, land tax and any GST or value added or consumption tax or other tax to a similar effect (to the extent that the Lessor does not receive an input tax credit) but excluding any income or capital gains tax) and including charges, assessments, duties and fees charged by a Governmental Agency or otherwise;

(b)	insurance payments, including premiums in respect of:

(i)	insurance of the Building to the full insurable reinstatement value against all risks required by the Lessor;

(ii)	plate glass insurance;

(iii)	public liability insurance;

(iv)	workers’ compensation insurance;

(v)	loss of rents insurance; and

(vi)	any other insurance effected by the Lessor in respect of the Lessor’s interest in the Building;

(c)	all costs in respect of:

(i)	the Air Conditioning Plant;

(ii)	providing electricity, gas and oil;

(iii)	fire protection including:

(A)	maintaining, testing and replacing fire prevention and fighting equipment;

(B)	establishing and maintaining emergency evacuation procedures;

(C)	supplying, maintaining, servicing and monitoring the fire alarm system by or on behalf of the Lessor or the Fire Brigades Board, Telecom Australia or any Governmental Agency; and

(D)	certification of all essential services including but not limited to fire dampers, stair pressurisation, smoke spill systems and fire doors.

(iv)	the Elevators and escalators;

(v)	providing pest control services to the Common Areas;

(vi)	emergency systems including emergency warning system costs, training of fire wardens and tenants and occupants of the Building in evacuation procedures and systems;

(vii)	repair, maintenance and renovation of the Building, including providing, maintaining and replacing signs (including illuminated signs);

(viii)	repair and maintenance of the car park, including the cost of public signage;

(ix)	landscaping and maintaining indoor and outdoor plants (including the replacement of plants), gardens, grounds and paved areas;

(x)	providing security including the cost of guards, visitors’ passes and communication; and

(xi)	management and control, including:

(A)	salaries, wages and consultancy fees;

(B)	payroll taxes, superannuation and pension payments and workers’ compensation insurance premiums;

(C)	other employee related payments and fees;

(D)	legal and administrative costs;

(E)	telephone services; and

(F)	providing background music and public address system,

paid or payable to or by the Manager;

(xii)	servicing the Common Areas;

but excluding expenditure of a capital nature.

“Business Day” means a day on which trading banks are open for business in Sydney.

“Commencement Date” means the commencing date in Item 2 of the Reference Schedule.

“Common Areas” means:

(a)	any part of the Land and the Building provided for common use of tenants and occupants of, and visitors to the Building; and

(b)	includes the plazas, pedestrian ways, forecourts, landscaped areas, entrances, lobbies, galleries, corridors, toilets, stairways, elevators and common amenities other than those reserved to the Lessor.

“Core Land” has the meaning assigned to the term “core land” in the Sydney Harbour Foreshore Authority Act 1998.

“Covenantor” means the covenantor in item 14 of the Reference Schedule and:

(a)	its successors and permitted assigns; or

(b)	if the covenantor is a natural person, its executors, administrators and permitted assigns.

“Current Market Rent” means the current annual market rental value of the Premises agreed or determined in accordance with clause 4.

“Development Approval” means a present or future development approval, building approval, plan, specification or consent of a Governmental Agency in respect of the Premises.

“Electricity Supply System” means the cables, switchboards and sub-boards through which electricity is conveyed through the Building to the Premises.

“Elevators” means any lift or escalator in the Building.

“Facade Garden” means any open area bounded by the exterior facade of the Building to which there is direct physical access from the Premises.

“Governmental Agency” means any government or any governmental, semi-governmental, city, municipal, health, environmental, licensing, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.

“GST” means a tax, levy, duty, charge or deduction, together with any related additional tax, interest, penalty, fine or other charge, imposed by or under a GST Law.

“GST Law” means the A New Tax System (Goods and Services Tax) Act 1999.

“GST Rate” means the rate of GST under the GST Law.

“GST Return” means a GST return under the GST Law.

“Increases in Building Outgoings” means the amount by which the Building Outgoings paid or payable in respect of an Accounting Year exceeds the Base Building Outgoings.

“Independent Expert” means the person agreed or appointed under Part 20.

“Invoice” means a tax invoice under the GST Law.

“Land” means the land the subject of the leasehold estate comprised in certificate of title Volume 8629 Folio 211.

“Lease” means the sub-lease or sub-tenancy that exists between the Lessor and the Lessee in relation to the Premises (of whatever nature and whether at law or in equity) as evidenced in whole or in part by this document including any exhibit, schedule or annexure to it.

“Lessee” means the sublessee in item (F) on the front page of the Lease and:

(a)	its successors and permitted assigns;

(b)	if the Lessee is a natural person, its executors, administrators and permitted assigns;

(c)	its employees, agents, contractors and invitees; and

(d)	where the context permits, a Covenantor.

“Lessee’s Covenants” means the obligations expressed or implied in the Lease to be observed and performed by the Lessee.

“Lessee’s Estimate” means the Lessee’s estimate of Current Market Rent in its notice under clause 4.3(a).

“Lessee’s Fittings” means any partitions, curtains, blinds or other fixtures or fittings which the Lessee installs in the Premises.

“Lessee’s Outgoings” means the Lessee’s Proportion of Increases in Building Outgoings.

“Lessee’s Proportion” means the proportion that the net lettable are of the Premises bears to the net lettable area of the Building, being the percentage in item 16 of the Reference Schedule (or any other corrected or recalculated percentage notified in writing by the Lessor to the Lessee from time to time).

“Lessor” means the Sub-Lessor in item (D) on the front page of the Lease and:

(a)	its successors and assigns; and

(b)	and where not repugnant to the context its Manager, employees and agents.

“Lessor’s Estimate” means the Lessor’s estimate of Current Market Rent in a Review Notice.

“Manager” means:

(a)	any manager appointed by the Lessor to manage the Land and the Building; and

(b)	the employees and agents of that manager.

“Minimum Rent” means the amount in item 9 of the Reference Schedule as varied pursuant to clause 4.

“Monthly Cleaning Amount” means the monthly amount of cleaning costs payable by the Lessee calculated pursuant to clause 9.2.

“Normal Business Hours” means the hours so described in the Rules and Regulations.

“Outgoings Statement” means a statement given under clause 5.3(a).

“Permitted Use” means the use of the Premises described in item 10 of the Reference Schedule.

“Premises” means the premises described in item (B) on the front page of the Lease extending:

(a)	between the upper face of the concrete slab below the raised floor and the underside of the concrete slab above the ceiling of those premises; and

(b)	between the internal faces of all walls, glazing, doors and partitions which separate those premises from any other premises or Common Areas, and includes any Facade Garden incorporated in those premises, and including the fixtures, fittings, furnishings, plant, machinery and equipment in the premises and owned by the Lessor.

“Prescribed Rights” means the voting, income or capital participation rights in the Lessee.

“Reference Schedule” means the reference schedule to the Lease.

“Rent” means all money required to be paid by the Lessee to the Lessor under the Lease.

“Review Date” means the day following the end of a Review Period.

“Review Notice” means a notice given by the Lessor under clause 4.1(a).

“Review Period” means each period of six (6) months immediately preceding:

(a)	the expiration of each period of years in Item 12 of the Reference Schedule commencing on the Commencement Date;

(b)	the date of any transfer of the Lease or any subletting; and

(c)	the date of commencement of any period of holding over pursuant to clause 12.3.

“Rules and Regulations” means the rules and regulations for the Land and the Building contained in Schedule 1 as amended from time to time under clause 6.4.

“Rules for Development Area” means the rules and regulations relating to the Core Land set out in Schedule 1 of the head lease between the Sydney Harbour Foreshore Authority and the Lessor dated 25 August 1988 (as amended) and every addition, amendment, variation, cancellation and/or suspension made in accordance with clause 6.6 of the Lease or incorporated in the Lease.

“Strata Titles Act” means the Strata Titles (Freehold Development) Act 1973 or similar legislation

“Supply and Supplied” means the same as in the GST Law.

“Term” means the term of the Lease in item 1 of the Reference Schedule.

1.2	Interpretation

In the Lease, unless the context otherwise requires:

(a)	headings and underlinings are for convenience only and do not affect the interpretation of the Lease.

(b)	words importing the singular include the plural and vice versa.

(c)	words importing a gender include any gender.

(d)	an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

(e)	a reference to any thing includes a part of that thing;

(f)	a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure, exhibit and schedule to, the Lease;

(g)	a reference to any statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws varying, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

(h)	a reference to party to a document includes that party’s successors and permitted assigns;

(i)	where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the preceding Business Day;

(j)	no rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of the Lease or any part of it; and

(k)	a covenant or agreement on the part of two or more persons binds them jointly and severally except that any covenants or agreements on the part of any of the Lessors shall bind them severally only.

1.3	Exhibits

Any exhibit has been shown to the parties to the Lease and executed or signed by them or on their behalf by way of identification.

1.4	Bodies and associations

Reference to any body (including, but not limited to, an institute, association or authority), whether or not it is a statutory body:

(a)	which ceases to exist; or

(b)	whose powers or functions are transferred to any other body,

refers to the body which replaces it or which substantially succeeds to its powers or functions.

1.5	Measurement of areas

When measuring areas, the relevant method most recently recommended by the Property Council of Australia Limited (ACN 008 474 422) is to be used.

2.	GRANT OF LEASE, EXCLUSION OF IMPLIED COVENANTS AND POWERS AND LESSOR’S RESERVATIONS

2.1	Grant of Lease

The Lessor grants to the lessee and the Lessee takes a lease of the Premises for the Term upon and subject to the terms, covenants and provisions set out in the Lease.

2.2	Exclusion of implied covenants

Sections 84, 84A, 85 and 133A of the Conveyancing Act 1919 do not apply to, and are not implied in, the Lease.

2.3	Lessor’s reservations

(a)	The Lessor reserves the right:

(i)	to examine, test, install, maintain, use, repair, alter and replace; and

(ii)	to pass drainage, water, sprinkler and fire alarm services, sewage, gas, oil, electricity, telephonic and electronic communication services and heated or cooled air through,

any drains, pipes, ducts, conduits or wires leading into or through the Premises or the Common Areas;

(iii)	to use the exterior walls and the roof of the Building.

(b)	For the purposes of this clause the Lessor may enter the Premises but must:

(i)	except in an emergency when no notice is required, give reasonable notice to the Lessee; and

(ii)	cause the Lessee as little inconvenience as is reasonably practicable.

2.4	Easements

(a)	The Lessor, as it thinks fit, may:

(i)	grant easements; or

(ii)	enter into any arrangement or agreement with:

(A)	any owner, or occupier of nearby properties; or

(B)	any Governmental Agency,

for the purpose of providing:

(iii)	public or private access to and egress from the Building or the Premises;

(iv)	support of existing or future structures erected on or from adjoining land; or

(v)	services (including, but not limited to, water, drainage, gas electricity, and telephonic and electronic communication services).

(b)	The Lessor, for the purposes of this clause, may:

(i)	dedicate any part of the Land to any person; or

(ii)	transfer or grant any privilege or right affecting the Land, the Building or the Premises, in favour of any person or land.

(c)	The Lease is to be treated as subject to any agreement, dedication, arrangement, right, easement or privilege referred to in this clause.

2.5	Building alterations

(a)	The Lessor may at any time improve, extend, or reduce the Building.

(b)	The Lessor must use its reasonable endeavours to cause the Lessee as little inconvenience as is reasonably practicable in exercising its rights under this clause.

2.6	Lessee’s rights

The Lessor, in exercising its rights under this part must not:

(a)	dedicate any land; or

(b)	create any easement, privilege or other right,

which derogates substantially and permanently from the enjoyment of any rights conferred on the Lessee by the Lease.

3.	RENT AND ABATEMENT

3.1	Rent

The Lessee must, during each Accounting Year, pay to the Lessor the Rent:

(a)	free of all deductions;

(b)	without demand;

(c)	at the place and in the manner last notified by the Lessor in writing or, in the absence of that notification, at the address of the Manager; and

(d)	in the case of Minimum Rent:

(i)	by consecutive monthly payments in advance;

(ii)	on the Commencement Date and then on the first day of each month during the Term; and

(iii)	each payment must equal one/twelfth of the Minimum Rent (excluding the first and last payments which may be proportionate).

3.2	Termination on destruction or damage

(a)	The following provisions apply if all or part of the Building is destroyed or damaged by fire, flood, lightning, storm, tempest or other cause and as a result in the opinion of the Lessor:

(i)	the Premises will be unfit for occupation by the Lessee for a period of at least six (6) months; or

(ii)	the reinstatement of the Premises in their previous form will be impracticable or undesirable.

(b)	Either the Lessor or the Lessee, by notice in writing to the other, may terminate the Lease without compensation.

(c)	Termination under this clause is without prejudice to any rights of the Lessor and the Lessee in respect of any prior breach, matter or thing.

(d)	Nothing express or implied in the Lease imposes any obligation on the Lessor to rebuild the Building, reinstate the Premises or otherwise make them fit for occupation.

(e)	The rights of the Lessee under this clause do not apply if:

(i)	the destruction or damage is caused or contributed to by the Lessee; or

(ii)	the Lessor fails to receive the benefit of any insurance in respect of the destruction or damage due to any act or omission of the Lessee.

3.3	Abatement on destruction or damage

(a)	If all or part of the Building is destroyed or damaged by fire, flood, lightning, storm, tempest or other cause and as a result in the reasonable opinion of the Lessor all or part of the Premises are then unfit for occupation by the Lessee Minimum Rent and Lessee’s Outgoings (or a portion of them) abate according to the nature and extent of the damage or destruction until the Premises are reinstated or made fit for occupation by the Lessee.

(b)	The rights of the Lessee under this clause do not apply if:

(i)	the destruction or damage is caused or contributed to by the Lessee; or

(ii)	the Lessor fails to receive the benefit of any insurance in respect of the destruction or damage due to any act or omission of the Lessee.

4.	RENT REVIEW

4.1	Review

The procedure for reviewing Minimum Rent during the Term is that:

(a)	the Lessor may give written notice to the Lessee during a Review Period:

(i)	requiring Minimum Rent to be revised; and

(ii)	stating the Lessor’s estimate of the Current Market Rent as at the Review Date; and

(b)	at and from the Review Date, the Minimum Rent is the Current Market Rent agreed or determined pursuant to this part.

4.2	Minimum amount

The Current Market Rent may not be determined pursuant to this part as an amount less than the sum of the Minimum Rent and Lessee’s Outgoings payable immediately before the Review Date.

4.3	Determination

The following procedure applies if the Lessee disagrees with the Lessor’s Estimate of the Current Market Rent:

(a)	The Lessee, within thirty (30) days after the Lessor gives notice under clause 4.1, must give written notice to the Lessor disputing the Lessor’s Estimate and stating the Lessee’s estimate of Current Market Rent.

(b)	If the Lessee fails to give the notice under paragraph (a) within the thirty (30) days, the Lessor’s Estimate will be the Current Market Rent as and from the Review Date.

(c)	The Lessor and Lessee, within fourteen (14) days of the Lessee giving the notice in accordance with paragraph (a), must agree on a valuer to be appointed by the Lessor to determine the Current Market Rent as at the Review Date.

(d)	A valuer appointed under this Part must:

(i)	be a full member of not less than five (5) years’ standing of the Australian Property Institute Inc (NSW Division);

(ii)	hold a licence to practise;

(iii)	currently practise;

(iv)	include in his practice the valuation of properties similar to the Land and the Building and the valuation of leases similar to the Lease; and

(v)	not have been appointed as an expert to determine the Current Market Rent for other premises in the Building more than twice during the twelve (12) months before being nominated or appointed under this part.

(e)	If the parties do not agree on a valuer in accordance with paragraph (c), the Lessor must request the President of the Australian Property Institute Inc (NSW Division) to nominate a valuer with the qualifications in paragraph (d) to be appointed by the Lessor to determine the Current Market Rent as at the Review Date.

(f)	A valuer appointed under this part must make a determination within five (5) weeks of appointment or such longer period as the Lessor and Lessee allow. If the valuer does not do so, another valuer must be appointed under paragraph (c) or (e) of this clause.

(g)	The valuer’s costs of determination of the Current Market Rent must be borne by the Lessor and the Lessee equally.

(h)	In making a determination under this clause, a valuer is deemed to act as an expert and not as an arbitrator.

(i)	Any determination under this clause:

(i)	must be in writing;

(ii)	must include the valuer’s reasons and calculations in arriving at the determination; and

(iii)	is final and binding on the parties.

(j)	Time is of the essence of this clause.

4.4	Factors to be considered

In determining the Current Market Rent of the Premises, any valuer appointed under this part must:

(a)	exclude:

(i)	the value of any goodwill attributable to the Lessee’s business;

(ii)	the value of the Lessee’s Fittings; and

(iii)	any deleterious condition of the Premises arising out of a breach of any term of the Lease by the Lessee;

(iv)	any thing done by the Lessee or any sub-lessee or licensee which has diminished the rental value of the Premises;

(b)	have regard to:

(i)	the terms and conditions of the Lease, in particular, but not limited to,

(A)	the liability of the Lessee to contribute to Building Outgoings; and

(B)	the period of time until the next Review Date;

(ii)	the rentals for comparable premises in and in the vicinity of the Building;

(iii)	any increase in rental value to the Lessee arising out of remaining in the Premises rather than moving to alternative premises;

(iv)	the highest and best use to which the Premises may properly be put;

(v)	the Premises on a floor by floor basis without a discount for bulk letting;

(vi)	any written representation provided to the valuer by the Lessor or Lessee or their consultants, within fourteen (14) days after the valuer’s appointment, in respect of their estimates of Current Market Rent;

(c)	not make a reduction in respect of any:

(i)	payment or concession to secure or retain a lessee of comparable premises;

(ii)	payment or concession to secure or retain the Lessee in the Premises;

(iii)	period of rent abatement under a lease of premises referred to in sub-paragraph (c)(i) above; or

(iv)	period of rent abatement under the Lease; and

(d)	value the Premises on the basis that:

(i)	they are available and ready for fitting out by the Lessee;

(ii)	if destroyed or damaged they are fully restored;

(iii)	they are available to be let whole, without a premium payable by a lessee, by a willing landlord to a willing lessee;

(iv)	the consent of all Governmental Agencies has been obtained for the highest and best use to which they can be put, whether or not the Lessee uses them in that way;

(v)	all the Lessee’s Covenants have been fully performed and observed; and

(vi)	if the Premises are sub-let, there is no reduction on rental value arising out of the sub-letting.

4.5	Provision of adjustment

(a)	If the Current Market Rent is not agreed or determined before the end of a Review Period, the Lessee must pay to the Lessor:

(i)	on account of Minimum Rent; and

(ii)	on the due dates for payment of Minimum Rent,

an amount equal to the greater of one twelfth of:

(iii)	the Minimum Rent payable immediately before the Review Date; and

(iv)	the amount in (iii) plus eighty percent of the difference between that amount and the Lessor’s Estimate;

(b)	When the Current Market Rent is agreed or determined, any necessary adjustment of Minimum Rent must be:

(i)	calculated from the Review Date; and

(ii)	paid by the Lessee, or refunded by the Lessor,

within fourteen (14) days of the agreement or determination.

4.6	Deferment of review

(a)	If the Lessor does not give a Review Notice to the Lessee before a Review Date:

(i)	the Lessor may give a Review Notice at any time before the next Review Date; and

(ii)	the Lessor may, in the Review Notice, nominate the date it gives the Review Notice too the Lessee as the Review Date and, if so, then despite clause 1.1:

(A)	the Review Date is the date that the Lessor gives the Review Notice to the Lessee; and

(B)	the Review Period is the period of six (6) months expiring on the date that the Lessor gives the Review Notice to the Lessee.

(b)	The operation of this clause does not vary the commencement of any succeeding Review Period.

5.	LESSEE’S OUTGOINGS

5.1	Building Outgoings

The Lessee must pay to the Lessor the Lessee’s Outgoings, in addition to the Minimum Rent payable during the Term.

5.2	Payments of account of Lessee’s Outgoings

(a)	The Lessor must estimate the Lessee’s Outgoings in respect of each Accounting Year and notify the Lessee of the estimate.

(b)	The Lessor may issue to the Lessee a substitute estimate at any time.

(c)	The Lessee must pay to the Lessor the latest Lessor’s estimate of the Lessee’s Outgoings:

(i)	by equal monthly installments;

(ii)	in advance during each Accounting Year; and

(iii)	on the days and in the manner fixed for payment of Minimum Rent.

5.3	Outgoings Statement

(a)	The Lessor must give to the Lessee an audited statement as soon as practical after the end of the each Accounting Year specifying in respect of that year:

(i)	the amount of Building Outgoings, including particulars considered reasonable by the Lessor; and

(ii)	the amount of the Lessee’s Outgoings.

(b)	Irrespective of the date on which any item of Building Outgoings is paid, Building Outgoings:

(i)	Are deemed to accrue from day to day; and

(ii)	must be apportioned accordingly.

(c)	The Outgoings Statement is prima facie evidence of what it contains, unless there is a manifest error notified by the Lessor or Lessee to the other within fourteen (14) days of service of the statement on the Lessee.

5.4	Adjustment of Building Outgoings

(a)	The Lessee must pay to the Lessor the Lessee’s Outgoings (less any amounts paid by the Lessee on account of Lessee’s Outgoings) within twenty-one (21) days of receipt by the Lessee of the Outgoings Statement.

(b)	Subject to paragraph (c), termination of the Lease does not terminate or prejudice the liability of the Lessee to pay the Lessee’s Outgoings.

(c)	If payments on account of the Lessee’s Outgoings exceed the Lessee’s Outgoings for an Accounting Year the excess must be:

(i)	credited against:

(A)	the next payment made by the Lessee on account of the Lessee’s Outgoings; or

(B)	if the Lease is terminated, any amount owing by the Lessee to the Lessor; or

(ii)	paid to the Lessee if nothing is owed to the Lessor.

6.	USE OF PREMISES

6.1	Permitted use

(a)	The Lessee must not:

(i)	use the Premises; nor

(ii)	permit them to be used,

for any purpose other than the Permitted Use.

(b)	Without limiting the generality of paragraph (a) the Lessee must not use, nor permit the use of:

(i)	the Premises for any residential purpose whether temporary or permanent; or

(ii)	any storage space forming part of the Premises for any use other than storage.

6.2	Lessee’s business

The Lessee must:

(a)	keep the Premises open for business during usual business hours, having regard to the nature of the Lessee’s business; and

(b)	conduct the business in a proper, efficient and reputable manner.

6.3	Smoking

The Lessee:

(a)	Must not smoke or allow any person to smoke in the Premises; and

(b)	Must not smoke or allow any person to smoke in the Building or the Common Areas.

6.4	Rules and Regulations

(a)	The Lessee must:

(i)	observe and comply with; and

(ii)	not permit anything to be done contrary to,

the Rules and Regulations.

(b)	Default in compliance with the Rules and Regulations will be treated in all respects as a breach of the Lessee’s Covenants.

(c)	If there is any inconsistency between the provisions of the Lease and the Rules and Regulations, the provisions of the Lease shall prevail.

(d)	The Lessor may at any time:

(i)	amend, add to, cancel or suspend any or all of the Rules and Regulations; or

(ii)	make additional or substitute rules and regulations,

which, in the Lessor’s opinion are required for:

(iii)	the management, use, safety, care, cleanliness or external appearance of the Premises, the Land or the Building; or

(iv)	the convenience and health of occupiers and invitees.

(e)	Without limiting paragraph (d), the Lessor may make Rules regarding environmentally desirable practices and the prohibition of smoking.

(f)	Any amendment or addition to, or cancellation or suspension of, the Rules and Regulations:

(i)	must be materially consistent with the rights of the Lessee under the Lease;

(ii)	does not prevail over a provision of the Lease if materially inconsistent with the Lease; and

(iii)	binds the Lessee when the Lessor gives written notice of it.

(g)	The Lessor is not liable for any loss or damage, however caused, in respect of any non-enforcement of the Rules and Regulations.

6.5	Compliance with the Rules for Development Area

(a)	The Lessee must comply with and cause to be complied with, the Rules for Development Area and will not do or permit anything contrary to the Rules for Development Area.

(b)	Failure of the Lessee to comply with the Rules for Development Area constitutes a breach of the Lease as if the Rules for Development Area were contained in the Lease as a covenant by the Lessee with the Lessor and the Lessee was in breach of this covenant.

6.6	Additions and Amendments to the Rules for Development Area

(a)	The Lessor and or the Sydney Harbour Foreshore Authority may at any time:

(i)	amend, add to, cancel or suspend any or all of the Rules for Development Area; or

(ii)	make additional or substitute rules,

which, in their opinion, are necessary for:

(iii)	regulating the use of the Core Land;

(iv)	the safety, security, care, decoration, maintenance, cleanliness or other improvement; or

(v)	the preservation of good order in and the convenience of persons using the Core Land.

(b)	The Lessee is not required to comply with any Rules for Development Area which substantially and permanently derogate from the enjoyment of its rights under the Lease unless those Rules for Development Area are set out in Schedule 1 of the head lease (referred to as Rules and Regulations) between the Sydney Harbour Foreshore Authority and the Lessor dated 25 August 1988, as amended or are referred to in the Lease.

6.7	24 hour access

(a)	The Lessor consents to the Lessee and persons authorised by the Lessee entering and using the Premises:

(i)	inside and outside Normal Business Hours;

(ii)	for any purpose necessary or ancillary to the Permitted Use.

(b)	The consent in paragraph (a) is subject to the conditions that:

(i)	the Lessee complies with any reasonable requirements of the Lessor for:

(A)	control of the entrances to the Building; or

(B)	identification of persons entering or leaving the Building,

outside Normal Business Hours; and

(ii)	the Lessee acknowledges that:

(A)	comprehensive Elevator services may not be available; and

(B)	air conditioning is not normally available,

outside Normal Business Hours.

6.8	Nuisance

The Lessee must not do, nor permit anything that may cause damage or disturbance to:

(a)	the Lessor or any occupier of the Building; or

(b)	any owner or occupier of nearby properties.

6.9	Heavy equipment

(a)	The Lessee must:

(i)	not bring into the Building any heavy equipment (including machinery, plant, furniture, or materials) unless reasonably necessary or appropriate in respect of the Permitted Use;

(ii)	inform the Lessor, before bringing any heavy equipment into the Building, of:

(A)	the intention to do so; and

(B)	the weight, dimensions and nature of the heavy equipment; and

(iii)	observe and comply with any directions given by the Lessor in respect of routing, installing or locating the heavy equipment.

(b)	The heavy equipment must not cause or, in the reasonable opinion of the Lessor, be likely to cause any structural or other damage to the Building.

6.10	Electrical equipment

(a)	The Lessee must:

(i)	not install any electrical equipment in the Premises which may overload the Electricity Supply System; and

(ii)	demonstrate in writing to, and obtain the agreement of the Lessor that, any proposed installation of electricity equipment will not overload the Electricity Supply System.

(b)	If the Lessee installs any electrical equipment in the Premises in breach of this clause, the Lessee must:

(i)	pay to the Lessor all costs incurred in repairing:

(A)	the Electricity Supply System;

(B)	any other damage to the Building;

(C)	any damage to any occupier of the Building or their property; and

(ii)	disconnect and remove from the Premises any electrical equipment which in the reasonable opinion of the Lessor is likely to overload the Electricity Supply System.

6.11	Pest Control

The Lessee must:

(a)	take all reasonable precautions to keep the Premises free of rodents, vermin, insects, pests, birds and animals; and

(b)	without limiting the generality of paragraph (a) as required by the Lessor, employ pest exterminators approved by the Lessor.

6.12	Heating and Cooling

The Lessee must not use nor permit any method of heating or cooling in the Premises other than the Air Conditioning Plant.

6.13	Signs and Advertising

The Lessee must obtain the prior written consent of the Lessor and any necessary Governmental Agency to affix or exhibit any sign, light, embellishment, advertisement, name or notice on or to the Land or Building, unless it:

(a)	is within the Premises;

(b)	is not visible from outside the Premises; and

(c)	does not contravene any other provision of the Lease.

6.14	Radio, TV, etc

(a)	The Lessee, without the prior written consent of the Lessor, must not:

(i)	install any radio or television aerial or antenna; nor

(ii)	use or permit the use of:

(A)	any radio, record player, tape recorder, loudspeaker or television screen; or

(B)	other similar equipment or media,

which may be heard or seen from outside the Premises.

(b)	The Lessor, in its absolute discretion and at any time, may withdraw any consent given under this clause having regard to the interests of:

(i)	the Lessor;

(ii)	other occupiers of the Building; or

(iii)	the owners or occupiers of nearby properties.

6.15	Requirements of Governmental Agencies

(a)	Subject to paragraph (b), the Lessee must comply promptly with any statutes, ordinances, proclamations, orders and regulations in respect of:

(i)	the Premises or their use;

(ii)	the health or safety of persons in their use of the Premises; or

(iii)	any machinery, plant, equipment, fixtures, fittings or furnishings in the Premises,

and any requirements, notices or orders of any Governmental Agency having jurisdiction or authority in respect of any machinery, plant, equipment, fixtures, fittings or furnishings of the Lessee in the Premises.

(b)	The Lessee is not liable for any structural alteration required by any Governmental Agency unless required or made because of the Lessee’s particular use or occupation of the Premises.

(c)	The Lessee must comply with the Occupational Health & Safety Act, 2000 and any other legislation relating to the health and safety of persons in their use of the Premises.

(d)	The Lessee releases and indemnifies the Lessor for all damage, expense, loss or liability in respect of which the Lessor becomes or may become liable by reason of the Occupational Health and Safety Act, 2000, in respect of the Premises or its use.

6.16	Notice of defects

The Lessee must give prompt written notice to the Lessor of any:

(a)	accident to, or defect or lack of repair in, any services, machinery, plant, equipment, fixtures, fittings or furnishings (other than Lessee’s Fittings) in the Premises or Common Areas; or

(b)	circumstances causing or likely to cause any danger, risk or hazard to the Building or any person or property in the Building,

of which the Lessee becomes aware.

6.17	Fire regulations

The Lessee must:

(a)	comply with insurance, sprinkler and fire alarm regulations in respect of the Premises; and

(b)	pay to the Lessor all costs of any alterations to the sprinkler and fire alarm installation in respect of any:

(i)	non-compliance by the Lessee with paragraph (a); or

(ii)	requirements of:

(A)	the Insurance Council of Australia;

(B)	an insurer of the Building or any interest in it; or

(C)	any Governmental Agency.

6.18	No inflammable substances

The Lessee, without the prior written consent of the Lessor, must not:

(a)	store in the Premises any substances of an inflammable, volatile or explosive nature;

(b)	use in the Premises any of the substances in paragraph (a) for any purpose.

6.19	Security

(a)	The Lessee must:

(i)	use all reasonable endeavours to:

(A)	protect and keep safe from theft or robbery, the Premises and any property in them; and

(B)	close and securely fasten all doors, windows and other openings when the Lessee is not in the Premises;

(ii)	ensure the security of all keys and cards issued to the Lessee which allow access to the Premises outside Normal Business Hours, including but not limited to:

(A)	issuing access keys and cards only to responsible employees of the Lessee;

(B)	maintaining a key register recording the full names residential addresses and telephone numbers of all employees to whom the Lessee issues an access key or card;

(C)	make the key register available on request for inspection by the Lessor;

(iii)	not, subject to paragraph (b):

(A)	cut, manufacture or reproduce; nor

(B)	suffer or permit any person to cut, manufacture or reproduce,

any access key or card for the Building;

(iv)	on termination of the Lease, deliver to the Lessor all access keys or cards;

(A)	issued to the Lessee; and

(B)	which enable access to the Premises or the Building;

(v)	notify the Lessor promptly of any access key or card for the Premises or the Building which is stolen, destroyed, lost or mislaid; and

(vi)	indemnify the Lessor for any damage, expense, loss or liability suffered or incurred in respect of the loss of the keys or cards in subparagraph (a)(v) including, but not limited to, any necessary changes to the security system of the Premises or the Building.

(b)	The Lessor must arrange for the production of additional access keys or cards:

(i)	when requested, and as required, by the Lessee; and

(ii)	at the Lessee’s expense,

but subject to any limitation reasonably imposed by the Lessor for security reasons.

6.20	Testing Lessee’s fire, security or alarm systems

(a)	The Lessee must not allow the testing or maintenance of any fire, security or alarm systems installed in the Premises (other than those which are part of the Building’s systems) to activate any of the fire, security or alarm systems which are part of the Building’s systems.

(b)	The Lessee is responsible for and must pay any costs or expenses in respect of any failure to comply with paragraph (a):

(i)	suffered or incurred by the Lessor or any occupier of the Building;

(ii)	including, but not limited to, reacting to or complying with any emergency or evacuation procedures activated in respect of the breach.

(c)	The Lessee must indemnify the Lessor in respect of any damage, expense, loss or liability suffered or incurred in respect of a breach of this clause.

6.21	Appointment of fire wardens

The Lessee must:

(a)	at the request of the Lessor or Manager, appoint fire wardens; and

(b)	use its best endeavours to ensure that those fire wardens comply with any emergency evacuation procedures issued by the Lessor or the Manager.

6.22	Compliance with emergency procedures

The Lessee must observe and comply with all fire, emergency or other drills whether or not they involve evacuation of the Premises or the Building.

6.23	Appointment of fire wardens

(a)	The Lessor or the Manager may request the Lessee to immediately evacuate the Premises or the Building or both if they believe there may be a situation which exposes the Premises, the Building or occupants to danger or risk.

(b)	The Lessee must comply immediately with any request under this clause.

6.24	No liability

The Lessee has no right or claim against the Lessor or the Manager for any damage, loss, expense or liability (including, but not limited to, for loss of profits) suffered or incurred in respect of any drill or evacuation under this part.

6.25	Re-entry

The Lessee must not re-enter the Premises or the Building if prohibited by the police, fire brigade, other emergency authority, the Lessor or the Manager.

6.26	Bomb and firearm threats

The Lessee must notify the Lessor or the Manager immediately of any threat or demand (including, but not limited to, bomb and firearm threats) received by:

(a)	the Lessee; or

(b)	any invitee of the Lessee (if known to the Lessee),

which relates in any way to:

(c)	the Building; or

(d)	the safety of any person or property in the Building.

6.27	Prospective tenants and purchasers

The Lessee must:

(a)	permit the Lessor to exhibit the Premises to prospective tenants or purchasers at all reasonable times;

(b)	allow the Lessor, within the three (3) months immediately preceding termination of the Lease, to affix and exhibit the usual “For Sale” and “To Let” notices (containing the name and address of the Lessor or its agent) where the Lessor thinks fit; and

(c)	not remove any of the notices in this clause without the written consent of the Lessor.

7.	MAINTENANCE REPAIR AND ALTERATIONS

7.1	Repair and maintenance

(a)	The Lessee, at all times, must:

(i)	maintain, repair, paint, renew and replace the Premises; and

(ii)	keep them clean and in good and substantial repair, order and condition,

having regard to the condition at the date on which the Lessee was first given access to the Premises or, in the case of any part of the Premises which has been replaced or renewed, to the condition it was in upon being replaced or renewed taking into account its age.

(b)	This clause does not apply to damage by:

(i)	earthquake, fire, flood, lightning or storm; or

(ii)	reasonable wear and tear,

unless any insurance payment is irrecoverable due to the neglect, default or misconduct of the Lessee.

(c)	This clause does not apply in respect of any structural maintenance, repair or replacement unless it is due to:

(i)	any act, neglect, default or omission by the Lessee; or

(ii)	the Lessee’s particular use or occupancy of the Premises.

(d)	The Lessee agrees that the Premises are in good and substantial repair, order and condition at the date on which the Lessee was first given access to the Premises.

(e)	This clause does not prejudice any specific obligation in this part.

7.2	Painting

(a)	The Lessee must paint, paper, clean or otherwise appropriately treat (with good quality, suitable materials approved by the Lessor in writing) in a proper and workmanlike manner each part of the Premises treated in that way at the date on which the Lessee was first given access to the Premises or subsequently;

(i)	at intervals of not more than five (5) years; and

(ii)	from time to time, if necessary or reasonably required by the Lessor.

(b)	This clause is without prejudice to other provisions of the Lease.

7.3	Breakages

The Lessee must immediately make good any breakage, defect or damage to:

(a)	the Premises;

(b)	any adjoining premises; or

(c)	any facility of the Premises or any adjoining premises,

arising out of

(d)	want of care, misuse or abuse, or

(e)	any breach of the Lessee’s Covenants,

by the Lessee.

7.4	Lighting

The Lessee must promptly replace at its own expense any light globes or tubes which cease to function for any reason.

7.5	Carpets, blinds, etc

The Lessee must keep any carpets, floor coverings, blinds and curtains in the Premises in good and tenantable repair and condition.

7.6	Doors, drains and toilets

The Lessee must:

(a)	keep and maintain the doors, locks, windows, and window fittings of the Premises in good and efficient working order and condition;

(b)	immediately notify the Lessor of any blockages in water pipes or drains on the Premises or in the Common Areas;

(c)	not use or allow the use of lavatories and other sanitary appliances for any purpose;

(i)	other than that for which they are constructed; or

(ii)	which might block or otherwise affect or damage them.

7.7	Lessor may inspect

The Lessor may, at any time on giving the Lessee reasonable notice (other than in an emergency, when no notice is required) may enter the Premises for the purpose of ascertaining whether the Lessee is complying with the Lessee’s Covenants.

7.8	Lessor may repair

(a)	The Lessor, at any time, on giving the Lessee reasonable notice (other than in an emergency, when no notice is required) enter the Premises with any consultants, workmen, other persons or materials needed to:

(i)	comply with any requirement, notification or order (for which the Lessee is not liable under the Lease) of any Governmental Agency; or

(ii)	carry out repairs, maintenance, modifications, or extensions to the Premises or the Building considered necessary or desirable by the Lessor.

(b)	The Lessor, must use its best endeavours to cause the Lessee as little inconvenience as is reasonably practicable in exercising its rights under this clause.

7.9	Alterations and Lessee’s Fittings

The Lessee must:

(a)	not install any Lessee’s Fittings in the Premises nor demolish or make any alterations or additions to the Premises, the Building or the Lessee’s Fittings without the Lessor’s written approval;

(b)	make written application to the Lessor for approval to:

(i)	the installation of any Lessee’s Fittings; or

(ii)	any proposed alterations or additions to the Premises, the Building or the Lessee’s Fittings;

and submit drawings and specifications in support prepared by a qualified consultant approved by the Lessor;

(c)	install only those Lessee’s Fittings which comply with:

(i)	the Lessor’s requirements as to type, quality, colour and size; and

(ii)	the master key system for the Building;

(d)	use a builder, contractor or tradesman approved by the Lessor to install the Lessee’s Fittings:

(i)	in a proper and workmanlike manner; and

(ii)	if required by the Lessor, under the supervision and to the satisfaction of an architect approved by the Lessor;

(e)	if required by the Lessor on completion of the installation of the Lessee’s Fittings, give the Lessor a certificate by a consultant approved by the Lessor that the work accords with:

(i)	the drawings and specifications in respect of such work (or specifies any departure from the approved work); and

(ii)	the requirements of all relevant Governmental Agency;

(f)	pay all costs in respect of the installation of the Lessee’s Fittings and any alterations or additions to the Premises or the Building made necessary by the installation including, but not limited to, the cost of:

(i)	any partitions, blinds or fixtures and fittings;

(ii)	any doors, glass, vents, and other items incorporated into and forming part of the structure of any partitions;

(iii)	any alterations or additions to:

(A)	any power outlets and switches, or telephone outlets;

(B)	the Air Conditioning Plant; or

(C)	any sprinklers, fire alarm or prevention installations,

required by law, the positions of the Lessee’s Fittings or any requirements of the Lessor or Lessee;

(g)	without prejudice to the generality of this clause, obtain the written consent of the Lessor and comply with this clause before:

(i)	driving nails or screws into; or

(ii)	in any way damaging or defacing,

any part of the Premises or the Building; and

(h)	at the Lessee’s expense, keep and maintain the Lessee’s Fittings in good repair and condition.

7.10	Furniture and fittings

The Lessee must use only high quality office furniture and fittings within the Premises.

7.11	Rectification of damage in Common Areas

The Lessee must immediately make good any breakage, defect or damage to:

(a)	the Common Areas;

(b)	any adjoining premises; or

(c)	any facility or appurtenance of the Common Areas or any adjoining premises,

arising from:

(d)	any want of care, misuse or abuse; or

(e)	any breach of the Lease or the Rules and Regulations,

by the Lessee.

8.	SERVICES

8.1	Air-conditioning and elevators

(a)	The Lessee must at all times:

(i)	comply with and observe the Lessor’s reasonable requirements in respect of; and

(ii)	not do nor allow anything which might interfere with or impair the efficient operation of,

the Air-Conditioning Plant or Elevators.

(b)	The Lessee must allow the Lessor and the Lessor’s engineers or mechanics to enter the Premises at any time to:

(i)	examine, maintain and repair; or

(ii)	install or replace,

all or any of the Air Conditioning Plant or Elevators.

(c)	The Lessee must not use the Elevators or permit them to be used for any purpose other than the conveyance of passengers (with or without their personal luggage) without the prior written consent of the Lessor.

8.2	After hours use

(a)	The Lessor, if the Lessee uses the Premises outside Normal Business Hours, may apportion any expenses, charges and outgoings in respect of:

(i)	Air Conditioning Plant, Elevators and maintenance;

(ii)	overtime and additional staff required, in the Lessor’s opinion, for security of the Building or otherwise and cleaning the Common Areas; and

(iii)	any other expense,

arising out of the Lessee’s access to the Building and use of the Premises outside Normal Business Hours.

(b)	The Lessor may issue an account to the Lessee in respect of paragraph (a) which will be payable by the Lessee on demand and recoverable as overdue rent.

8.3	Payment for services to the Premises

(a)	The Lessee must pay all accounts for the supply of gas, electricity, telephone and other services to or from the Premises as and when they become due and payable.

(b)	The Lessee must permit the Lessor to arrange the installation of separate meters for any services capable of separate metering.

8.4	Supply failure

(a)	The Lessor is not liable for any damage, expense, loss or liability suffered or incurred:

(i)	by the Lessee or any other person; or

(ii)	to any property or the effects or business of the Lessee or any other person;

in respect of the operation or failure of any services including, but not limited to, the Elevators, Air Conditioning Plant, public utility services or other machinery;

(iii)	provided by the Lessor; or

(iv)	enjoyed by the Lessee,

in conjunction with the Land, the Building or the Premises.

(b)	The Lessee may not terminate the Lease, and Rent will not abate, by reason of anything referred to in paragraph (a).

9.	CLEANING

9.1	Cleaning by Lessor

(a)	The Lessor must engage a cleaning contractor to clean the Premises and its windows.

(b)	The Lessee must give the cleaning contractor:

(i)	access to the Premises; and

(ii)	permission to clean the Premises and its windows,

both during and outside Normal Business Hours.

(c)	The Lessor, in respect of the cleaning arrangements in this clause, is not responsible for any loss or damage to the property or effects of the Lessee.

9.2	Monthly Cleaning Amount

The Lessee must, in addition to Minimum Rent and Lessee’s Outgoings, pay to the Lessor an amount equal to the Lessee’s Proportion of the total monthly cost of the cleaning of and the removal of garbage from the Building including, but not limited to:

(a)	any areas in the Land occupied by the Lessor; and

(b)	the Premises; and

(c)	the Common Areas.

9.3	Payment of Monthly Cleaning Amount

(a)	The Lessor must notify the Lessee from time to time of the Monthly Cleaning Amount.

(b)	The Lessee must pay the Monthly Cleaning Amount to the Lessor on the days and in the manner fixed for payment of Minimum Rent.

10.	INSURANCE

10.1	Public Risk

The Lessee must:

(a)	effect and keep in force adequate public risk insurance in respect of the Premises for an amount required by the Lessor from time to time; and

(b)	ensure that the insurance covers the indemnities in clause 11.

10.2	Plate glass

The Lessee must insure and keep insured all plate glass which is part of the Premises for its full insurable value.

10.3	Policies

(a)	The Lessee, in respect of all policies of insurance which the Lessee must effect under the Lease, must:

(i)	place those policies with an insurer approved by the Lessor (such approval not to be unreasonably withheld);

(A)	for the amounts;

(B)	to cover the risks; and

(C)	with only the conditions, endorsements and exclusions,

reasonably acceptable to or required by the Lessor from time to time;

(ii)	not make or allow any exclusions, endorsements or alterations to the policies, without the prior written consent of the Lessor;

(iii)	take out such policies in the names of the Lessor and the Lessee for their respective rights and interests;

(iv)	cause the insurer to waive any claim against the Lessor;

(v)	lodge with the Lessor:

(A)	a duplicate or certified copy of the policies; and

(B)	renewal certificates and endorsement slips,

immediately on receiving them;

(vi)	punctually pay all premiums in respect of those policies and renewals of them; and

(vii)	give the Lessor:

(A)	a receipt for the payments in subparagraph (a)(vi); or

(B)	other proof of payment satisfactory to the Lessor,

at least fourteen (14) days before the due date for the payment or renewal.

(b)	This clause applies despite any other provision of the Lease.

10.4	Insurance not to be avoided

(a)	The Lessee must not:

(i)	do or omit to do; or

(ii)	permit or suffer to be done or omitted,

any:

(iii)	act, matter or thing; or

(iv)	bringing or keeping of anything,

on the Premises, as a result of which:

(v)	any insurance in respect of the Building or the Premises may be rendered void or voidable; or

(vi)	the rate of premium on insurance of the Building is liable to be increased.

(b)	The Lessee must pay all additional insurance premiums in respect of the Building arising from any increased risk coverage;

(i)	proposed by the Lessee; and

(ii)	approved by the Lessor in writing.

10.5	Attorney of Lessee

(a)	The Lessor:

(i)	in its own name and as attorney of the Lessee;

(ii)	in the name of the Lessee; or

(iii)	otherwise,

may institute any proceedings against any office or company which issues a policy of insurance required by this part to recover any money payable under any indemnity in favour of the Lessor.

(b)	The Lessee appoints the Lessor the attorney of the Lessee for the purposes of this clause.

(c)	The Lessor may not exercise its power as attorney unless, in the reasonable opinion of the Lessor:

(i)	the Lessee is not diligently pursuing its rights to recover the insurance money; or

(ii)	there is a default under the Lessee’s Covenants.

10.6	Continuation of liability

Any obligations of the Lessee under this part in respect of any thing which happens before the expiration or termination of the Lease continue after its expiration or termination.

11.	INDEMNITIES AND RELEASE

11.1	Release of Lessor

(a)	Subject to paragraph (b), the Lessee:

(i)	agrees to occupy, use and keep the Premises at its own risk; and

(ii)	releases, to the extent not excluded by law, the Lessor and its contractors from any:

(A)	claims and demands of every kind;

(B)	liability which may arise in respect of any incident or damage to property or death of or injury to any person, of any nature in or near the Premises or the Building; and

(C)	loss of or damage to the Lessee’s Fittings or personal property of the Lessee,

unless the damage, death or injury is caused by the negligence of the Lessor or its contractors.

(b)	The amount recoverable by the Lessee from the Lessor under this clause in relation to any single claim may not exceed the amount that the Lessor recovers, in relation to that same claim, from insurance effected by the Lessee or the Lessor.

11.2	Specific Indemnities

Without limiting clause 11.1, the Lessee must indemnify the Lessor for all damage, expense, loss or liability suffered or incurred in respect of:

(a)	the negligent or careless use, misuse, waste or abuse by the Lessee of any services (including, but not limited to, water, drainage, gas, electricity, air conditioning, telephonic and electronic communication services) and facilities of the Premises;

(b)	any faulty fitting or fixture of the Lessee;

(c)	overflow or leakage of water (including, but not limited to, rain water);

(i)	in or from the Premises and originating in the Premises; or

(ii)	caused or contributed to by any act or omission on the part of the Lessee;

(d)	any damage, expense, loss or liability to property or person suffered or incurred by any person arising out of the use of the Premises by the Lessee;

(e)	any damage, expense, loss or liability:

(i)	to the Premises or any other property; or

(ii)	suffered or incurred by any person,

whether in or out of the Premises, arising out of an act, omission, neglect or default of the Lessee.

12.	QUIET ENJOYMENT, HOLDING OVER, REMOVAL OF LESSEE’S FIXTURES ETC.

12.1	Quiet Enjoyment

The Lessee:

(a)	while paying the Rent; and

(b)	duly and punctually observing the Lessee’s Covenants,

is entitled to peaceably possess and enjoy the Premises during the Term without any interruption or disturbance from:

(c)	the Lessor; or

(d)	any other person lawfully claiming by, from or under the Lessor,

except to the extent specifically provided for in the Lease.

12.2	Common Areas

The Lessee is entitled to use the Common Areas in common with:

(a)	the Lessor; and

(b)	other persons entitled to use the Common Areas,

subject to compliance with the Lessee’s Covenants.

12.3	Holding over

(a)	The Lessee, with the consent of the Lessor, may hold over after the expiry or earlier termination of the Term.

(b)	Subject to part 4, the Lessee holding over under this clause is a monthly tenant of the Lessor at a monthly rental equal to the sum of the Monthly Cleaning Amount and a monthly proportion of the Minimum Rent and Lessee’s Outgoings payable by the Lessee under the Lease at the expiry of earlier termination of the Term, and the applicable terms and conditions of the Lease apply including, but not limited to, clause 4.

12.4	Removal of Lessee’s fixtures

The Lessee:

(a)	may, at or prior to the termination of the Lease; and

(b)	must, if required by the Lessor at or immediately on the expiry or earlier termination of the Term,

remove	from the Premises and the Building:

(c)	all fixtures, fittings, plant, equipment, or other articles upon the Premises in the nature of trade or tenant’s fixtures, whether:

(i)	brought on the Premises by the Lessee; or

(ii)	within the Premises at the commencement of the Term; and

(d)	any items of the Lessee within or affixed to the Building with the approval of the Lessor; and

(e)	any fixtures and fittings owned by the Lessor then in the Premises,

and must:

(f)	do so without damaging the Premises or the Building; and

(g)	immediately make good any damage which occurs.

12.5	Lessee’s fixtures not removed

(a)	The Lessor, to the extent that the Lessee does not comply with clause 12.4, may remove and dispose of any items in clause 12.4 not removed by the Lessee, as if those items were the property of the Lessor.

(b)	The Lessee must indemnify the Lessor for any damage, expense, loss or liability suffered or incurred by the Lessor in respect of paragraph (a).

12.6	Yielding up

The Lessee, on the expiry or termination of the Lease must:

(a)	surrender peaceably and yield up the Premises to the Lessor:

(i)	clean;

(ii)	free from rubbish; and

(iii)	in a state of repair, order and condition,

consistent with the full compliance with the Lessee’s Covenants in that regard;

(b)	paint the internal walls of the Premises with two (2) coats of paint; and

(c)	to the extent required by the Lessor, reinstate the Premises and services to the Premises which have been altered:

(i)	prior to or during the Term;

(ii)	by or on behalf of, or at the request of, the Lessee,

so that:

(iii)	the Premises are in the state and condition they were in at the date on which the Lessee was first given access to the Premises: and

(iv)	the services conform to the standard for those services prevailing in the Building at the date on which the Lessee was first given access to the Premises; and

(d)	repair any damage to the Building or the Premises resulting from the performance by the Lessee of its obligations under this clause.

13.	RESTRICTIONS ON CHARGES, ASSIGNMENTS AND SUB-LEASES

13.1	Restrictions

The Lessee must not:

(a)	assign, transfer, mortgage, charge, encumber, or otherwise deal with the Lessee’s interest in the Premises;

(b)	demise, sublet or part with possession of or grant any licence affecting the Premises; nor

(c)	by any act or deed procure any of those things.

13.2	Modification of restrictions

An assignment, transfer or subletting is deemed not to be in breach of the Lessee’s Covenants if, before it takes effect, the following conditions are satisfied:

(a)	the Lessee is not in default under the Lessee’s Covenants;

(b)	the Lessee satisfies the Lessor that the ingoing party is:

(i)	a respectable, responsible and solvent person who satisfies the Lessor’s leasing programme for the Building; and

(ii)	able to carry on the business which the Lease allows in the Premises;

(c)	if so requested by the Lessor, the Lessee ensures that any person whom the Lessor requires to guarantee the obligations of the ingoing party:

(i)	executes, and

(ii)	delivers to the Lessor,

a deed of guarantee and indemnity;

(iii)	in favour of the Lessor; and

(iv)	in a form required or approved by the Lessor;

(d)	in respect of an assignment, transfer or subletting of part only of the Lessee’s interest in the Lease:

(i)	the Lessee satisfies the Lessor that the ingoing party must pay a full market rental and that, in the case of a sublease, the terms of the sublease are substantially similar to those of the Lease; and

(ii)	the Lessee:

(A)	executes the sublease, transfer or assignment and procures its execution by the ingoing party; and

(B)	delivers the sublease, transfer or assignment to the Lessor for execution; and

(iii)	the ingoing party enters into a covenant with, and in the form required by, the Lessor that the ingoing party will observe the Lessee’s Covenants; and

(e)	in respect of an assignment or transfer of the whole of the Lessee’s interest in the Lease, the Lessee enters into a deed in a form required by the Lessor releasing the Lessor from all claims against the Lessor in respect of the Lease.

13.3	Restriction on transfer of shares

(a)	The Lessee, if it is a company whose shares are not listed on the Australian Stock Exchange:

(i)	is in default under the Lease; and

(ii)	there is deemed to be a breach of the Lessee’s Covenants,

if after:

(iii)	the Commencement Date; or

(iv)	the date of assignment or transfer of the Lease to the Lessee (if the Lease has been assigned or transferred to the Lessee),

any person, who at the date in subparagraphs (iii) or (iv) beneficially holds or controls more than fifty (50) per cent of:

(v)	the Prescribed Rights; or

(vi)	the voting, income or participation rights in any other company which, at that date, beneficially holds or controls more than fifty (50) per cent of the Prescribed Rights,

transfers (including, but not limited to, assigns, grants any option or other rights over, or otherwise disposes of) the whole or any part of the Prescribed Rights without the prior written consent of the Lessor.

(b)	The consent of the Lessor in paragraph (a) must not be withheld where the Lessee:

(i)	reasonably satisfies the Lessor that:

(A)	the proposed transferee is a respectable and responsible person; and

(B)	the Lessee will be able after the transfer to meets its financial obligations under the Lease and comply with all the other obligations of the Lessee under the Lease;

(ii)	delivers to the Lessor a deed of guarantee and indemnity:

(A)	prepared by the Lessor’s solicitors in a form reasonably required by the Lessor; and

(B)	executed by any person the Lessor requires to guarantee the obligations of the Lessee under the Lease; and

(iii)	is not in breach of the Lessee’s Covenants.

(c)	An approved transferee under paragraph (b) is deemed to hold the Prescribed Rights:

(i)	from the Commencement Date; and

(ii)	subject to the provisions of this clause.

13.4	Lessee’s obligations not affected by approved assignment, transfer or sub-lease

A dealing permitted by the Lessee under this part does not release the Lessee from the Lessee’s liability under the Lease.

13.5	Restriction on mortgage or charge

A mortgage or charge is deemed not to be in breach of the Lessee’s Covenants if, before it takes effect, the mortgagee or chargee enters into a deed with the Lessor in a form required by the Lessor providing that, if the mortgagee or chargee enforces its security, the mortgagee or chargee immediately becomes jointly with the Lessee and severally liable to the Lessor for the performance by the Lessee of the Lessee’s Covenants.

14.	DEFAULT, TERMINATION, ETC

14.1	Re-entry or surrender on default

(a)	If the Lessee:

(i)	fails to pay any Rent within fourteen (14) days of the date for payment (whether or not any formal or legal demand is made);

(ii)	otherwise fails to perform or observe any of the Lessee’s Covenants (unless waived or excused by the Lessor in writing);

(iii)	being a company, has an order made or a resolution is effectively passed for its winding up (other than for the purposes of amalgamation or reconstruction); or

(iv)	ceases or threatens to cease to carry on business,

or an event occurs which entitles the holder or proprietor of any charge over any of the assets or undertaking of the Lessee to require immediate payment of any secured money, then the Lessor may at any time either:

(v)	re-enter, repossess and enjoy the Premises as its former estate and by this means absolutely determine the Lease; or

(vi)	call for the immediate surrender of the Lessee’s estate and interest under the Lease.

(b)	Subparagraph (a)(v):

(i)	is without prejudice to any claim the Lessor has against the Lessee in respect of any breach of the Lessee’s Covenants; and

(ii)	applies despite any other provision of the Lease but subject to clause 14.7.

(c)	The Lessor, on the termination of the Lease under this clause, is freed and discharged from any action, suit, claim or demand by, or obligation to the Lessee in respect of the Lease.

14.2	Acceptance of Rent

Demand or acceptance of Rent by the Lessor after default by the Lessee under the Lease is without prejudice to the exercise by the Lessor of:

(a)	the powers conferred upon it by clause 14.1; and

(b)	any other right, power or privilege of the Lessor under the Lease,

and is not an election by the Lessor to either exercise or not exercise any of those rights, powers or privileges.

14.3	Lessor may remedy Lessee’s defaults

(a)	The Lessor, whenever the Lessee omits or neglects to:

(i)	pay any money; or

(ii)	do or effect any thing,

for seven (7) days beyond the date by which the Lessee has covenanted to pay, do or effect it, may:

(iii)	pay the money, or do or effect the thing itself, or by the Lessor’s contractors, at the Lessee’s cost; and

(iv)	for that purpose, enter the Premises with the Lessor’s contractors and remain there for the purpose of doing or effecting the thing.

(b)	The Lessee must indemnify the Lessor for any damage, expense, loss or liability suffered or incurred by the Lessor in respect of this clause.

(c)	This clause is without prejudice to the Lessee’s obligations and the Lessor’s rights under any other provision of the Lease.

14.4	Interest on moneys due

(a)	The Lessee must pay the Lessor on demand interest on any Rent due and payable to the Lessor under the Lease at the rate of two (2) per cent per annum above:

(i)	the general commercial prime rate of interest charged by the Commonwealth Bank of Australia Head Office Sydney; or

(ii)	if that rate is not available, the rate the Lessor reasonably determines is appropriate.

(b)	The interest rate in this clause must be computed on a daily basis from the due date for payment until payment in full of the money in respect of which the interest is chargeable.

(c)	The Lessor may produce a certificate indicating the amount due and payable by the Lessee under this clause and the Lessee must pay:

(i)	that amount; or

(ii)	the amount the Lessee proves is correct.

14.5	Damages claimable after re-entry

(a)	The Lessor may, on re-entry of the Premises under clause 14.1, recover as damages from the Lessee the difference between:

(i)	any money which is or would have been payable in respect of the unexpired part of the Term at the date of re-entry; and

(ii)	any money the Lessor reasonably anticipates the Lessor will receive from any tenant of the Premises for the period of that unexpired part of the Term.

(b)	Paragraph (a) is in addition to any other right of action or remedy of the Lessor under this part.

(c)	If the amount recoverable under paragraph (a) constitutes an acceleration of an amount payable, it must discounted for early receipt:

(i)	by applying the discount rate in paragraph (d);

(ii)	from the date the discounted amount is received by the Lessor in full.

(d)	The discount rate in paragraph (c) is:

(i)	the Australian Government ten (10) year bond rate at the date of re-entry by the Lessor; or

(ii)	if that rate is not available, the rate the Lessor reasonably determines is appropriate.

(e)	This clause:

(i)	is without prejudice to any other right of the Lessor to recover damages; and

(ii)	continues to operate if the Lease is terminated.

14.6	Essential terms

Without limiting the operation of this part, the Lessee agrees that:

(a)	the Lessee’s obligation to pay Rent;

(b)	the Lessee’s covenants in clauses 6.1, 6.15, 6.17, 7.1(a), 8.1, 10.1, 10.2; 11.1 and 11.2

(c)	the Lessee’s covenants in clause 13,

are essential terms of the Lease.

14.7	Opportunity to rectify

(a)	The Lessor must not:

(i)	re-enter the Premises; or

(ii)	determine, forfeit or require a surrender of the Lease,

unless it first gives the Lessee notice of the particular breach of the Lessee’s Covenants on which the Lessor relies.

(b)	The Lessor:

(i)	must not rely on the breach in the notice in paragraph (a) as a ground for re-entry, determination, forfeiture or requiring surrender; and

(ii)	waives the breach so that the Lease continues in full force and effect as if no breach has occurred,

if the Lessee:

(iii)	in respect of a breach remediable by payment of money, pays the Lessor all money necessary to remedy the breach within fourteen (14) days of service of that notice;

(iv)	in respect of a breach remediable other than by payment of money:

(A)	gives the Lessor a written undertaking, within twenty eight (28) days of the service of that notice, to remedy the breach; and

(B)	remedies it within a reasonable time having regard to the nature and extent of the breach (but in any event within three (3) months of giving the undertaking); or

(v)	in respect of a breach which is not remediable:

(A)	pays compensation (within twenty eight (28) days of service of that notice) to the reasonable satisfaction of the Lessor having regard to the nature and extent of the breach; or

(B)	undertakes (within twenty eight (28) days of service of that notice) to pay that compensation and pays it to the Lessor within three (3) months of giving the undertaking (or any further extended period the Lessor decides in its absolute discretion).

(c)	This clause applies despite any other provision of the Lease.

14.8	Attorney of Lessee

(a)	The Lessee appoints the Lessor and its officers severally as the Lessee’s attorney to act at any time if the Lessee is in breach of the Lessee’s Covenants to:

(i)	execute and sign a surrender of the Lease; and

(ii)	procure the surrender to be registered,

using the name of the Lessee for those purposes, and

(iii)	generally, do execute and perform any act, deed, matter or thing in respect of the Premises as fully and effectually as the Lessee could do, execute or perform it.

(b)	A statutory declaration of the Lessor that the rights of the Lessor under paragraph (a) are exercisable will be treated as conclusive evidence of its contents in favour of any person who is not a party to the Lease.

(c)	The Lessee must ratify and confirm anything lawfully done or caused to be done in respect of the Premises by the Lessee’s attorney.

14.9	Vacation by Lessee

(a)	The following provisions apply on vacation of the Premises by the Lessee during the Term whether or not the Lessee ceases to pay the Rent.

(b)	The Lessor does not (subject to paragraph (c));

(i)	re-enter the Premises; or

(ii)	forfeit or waiver any rights to recover in full all Rent payable by the Lessee under the Lease,

by

(iii)	accepting the keys;

(iv)	itself or any person on its behalf entering the Premises to show them to prospective lessees or licensees; or

(v)	advertising the Premises for re-letting.

(c)	The Lease is deemed to continue in full force and effect until:

(i)	the date of a new lessee or licensee actually occupies the Premises; or

(ii)	the date of expiry of the Lease,

whichever occurs first, and until that date an entry by the Lessor is deemed to be an entry by the leave and licence of the Lessee.

(d)	Paragraphs (b) and (c) do not apply if the Lessor:

(i)	gives the Lessee written notice accepting the surrender of the Lessee’s interest under the Lease; or

(ii)	serves a formal notice of forfeiture or re-entry on the Lessee.

15.	HEADLEASE AND OTHER SUPERIOR INTERESTS

15.1	Lessor’s and superior interest holder’s right to review

The Lessee must at all times during the Term permit the Lessor, or any person having any estate or interest in the Premises superior to or concurrent with that of the Lessor, to:

(a)	exercise the Lessor’s powers to enter and view the Premises;

(b)	carry out repairs, renovations, maintenance and other work; and

(c)	otherwise exercise or perform their respective lawful rights and obligations in respect of the Premises.

15.2	Covenants To Benefit Lessor’s Successors

The Lessee, if anyone other than the Lessor becomes entitled to receive the Rent (either by operation of law or otherwise):

(a)	agrees that such person has the benefit of the Lessee’s Covenants; and

(b)	must enter, at the Lessee’s cost, into any covenants with that person reasonably required by the Lessor or that person.

15.3	Lessor to protect Lessee’s estate

The Lessor must not default under its headlease so as to permit the Lessee’s estate or interest under the Lease to determine by reason of the determination of any superior estate or interest.

15.4	Lessee not to prejudice Lessor’s interest

The Lessee must not do or permit anything which might:

(a)	prejudice; or

(b)	give ground for the determination of,

the estate or interest of the Lessor in the Premises.

16.	GENERAL

16.1	Exclusion of warranties

The Lessee agrees that no representation or undertaking has been given by or on behalf of the Lessor in respect of:

(a)	the suitability of the Premises for any business;

(b)	the Building;

(c)	the fittings, finishes, facilities and amenities of the Premises; or

(d)	other businesses to be carried on in the Building.

16.2	Waiver

(a)	Waiver of a breach of the Lessee’s Covenants or of any rights created by or arising upon default under the Lease, or upon an event of default, must be in writing and signed by the party granting the waiver,

(b)	A breach of the Lessee’s Covenants is not waived by:

(i)	a failure to exercise; or

(ii)	a delay in exercising; or

(iii)	a partial exercise of,

any remedy available under the Lease or in law or equity;

(c)	Any right created by, or arising upon, default under the Lease, or upon an event of default, is not waived by:

(i)	a failure to exercise; or

(ii)	a delay in exercising; or

(iii)	a partial exercise of,

that right.

16.3	Cost of Lease, etc

The Lessee must pay:

(a)	the Lessor’s legal costs and all duties, fees, charges and expenses in respect of:

(i)	the preparation, completion, stamping, upstamping and registration of the Lease;

(ii)	any renewal of the Lease or any other lease granted under an option of renewal;

(iii)	any application for the consent or approval of the Lessor under the Lease;

(iv)	any breach of the Lessee’s Covenants; and

(v)	the exercise of any right, power, privilege, authority or remedy of the Lessor in respect of the Lease;

(b)	all professional consultants’ fees properly incurred by the Lessor in respect of any of the matters in paragraph (a).

16.4	Lessee not to cause rent reduction

The Lessee, without the written consent of the Lessor, must not:

(a)	do or omit to do; or

(b)	permit to be done or omitted,

anything which might:

(c)	impair, reduce or diminish (whether directly or indirectly) the Rent; or

(d)	impose, cause or permit the imposition on the Lessor of, any liability of the Lessee in respect of the Lease,

even if entitled to do so for any reason (including, but not limited to, statute, ordinance, proclamation, order, regulation, or moratorium).

16.5	Notices

Any notice or other communication including, but not limited to, any request, demand, consent or approval, to or by a party to the Lease:

(a)	must be in legible writing and in English addressed to a party at that party’s address as shown in the Lease (unless otherwise notified in writing by that party to each other party) or, in the case of a corporation, at the registered office of that party;

(b)	if to the Lessor, may be served, given or delivered to the Lessor or the Manager at the address of the Manager;

(c)	if served, given or delivered by a corporation, must be signed by a director or secretary of that corporation; and

(d)	can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee reasonably believes it to be genuine, correct and authorised by the sender.

16.6	Caveats

The Lessee must not lodge or cause to be lodged any caveat against the certificate of title to the Land to protect any of the Lessee’s interest under the Lease.

16.7	Consents

Any consent or approval of the Lessor which the Lessee requires under the Lease to do any act, matter or thing must be in writing and may be given (conditional or unconditionally) or withheld by the Lessor in its absolute discretion unless otherwise expressly provided.

16.8	No merger

Nothing in the Lease merges, extinguishes, postpones, lessens or otherwise prejudicially affects any right power authority discretion or remedy which the Lessor may have against the Lessee.

16.9	Lessee’s obligations

Unless the Lease otherwise provides, anything which must be done by the Lessee under the Lease, whether or not at the request of the Lessor, must be done at the cost of the Lessee.

16.10	Condition of Lessor’s liability

(a)	The Lessor, in the case of a remediable breach, is neither in default, nor deemed to be in default, in the observance and performance of the Lessor’s obligations unless:

(i)	the Lessee gives written notice of the default to the Lessor; and

(ii)	the Lessor fails to take proper steps to rectify the default within a reasonable time.

(b)	This clause applies despite any other provision of the Lease.

16.11	Moratorium

A provision of any legislation which at any time directly or indirectly:

(a)	lessens or otherwise varies or affects in favour of the Lessee any of the Lessee’s Covenants; or

(b)	stays, postpones or otherwise prevents or prejudicially affects the exercise by the Lessor of any of the Lessor’s rights under this Lease,

is negatived and excluded from the Lease and all relief and protection conferred on the Lessee by or under the legislation is also negatived and excluded unless its application is mandatory by law.

16.12	Effect of Execution

(a)	The Lease, on execution by the Lessor, is binding on any other person who has executed it despite:

(i)	non-execution or defective execution of the Lease by any other person named as a party;

(ii)	avoidance or unenforceability of:

(A)	any part of the Lease; or

(B)	the Lease or any part of it against any signatory or intended signatory.

(b)	Paragraph (a) is without prejudice to the Lessor’s rights under the Lease or otherwise.

(c)	Each party, in executing the Lease, express it to be:

(i)	executed by that party as a deed;

(ii)	sealed by that party; and

(iii)	delivered on the later of:

(A)	the date of acceptance by the Lessee; or

(B)	the date of execution by the Lessor.

16.13	Manager

(a)	The Manager represents the Lessor in all matters in respect of the Lease unless the Lessor directly notifies the Lessee otherwise in writing.

(b)	Any communication from the Lessor to the Lessee supersedes any communication from the Manager to the Lessee to the extent of any inconsistency.

16.14	Limitation of liability of Lessor

The registered proprietor of the leasehold estate in the Land:

(a)	is bound by the Lessor’s covenants under the Lease; and

(b)	is liable in damages only for those breaches of the Lessor’s covenants which occur,

while it is the registered proprietor of the leasehold estate in the Land.

16.15	Whole agreement

The Lease comprises the whole agreement between all parties to the Lease in respect of its subject matter.

17.	STRATA TITLE

17.1	Reservation of right to Strata Title

The Lessor may subdivide the Land and the Building in accordance with the Strata Titles Act.

17.2	Variation of Lease

The parties to the Lease, if there is a subdivision under clause 17.1, must enter into a deed of agreement:

(a)	varying the terms of the Lease; and

(b)	containing any provision which is necessary or reasonably required,

to reflect those rights and obligations of the parties to the Lease:

(c)	intended to continue during the Term; and

(d)	modified to take into account the effect of the subdivision.

18.	SECURITY

18.1	Security deposit or bank guarantee

(a)	The Lessee, on signing the Lease, must pay to the Lessor (or as directed in writing by the Lessor) the amount in item 17 of the Reference Schedule as a security deposit to secure the payment of the Rent by the Lessee to the Lessor and the performance by the Lessee of any other covenant in the Lease..

(b)	The Lessee will be regarded as having paid to the Lessor the security deposit required under paragraph (a) if it provides the Lessor with an unconditional and irrevocable bank guarantee or bank guarantees in a form approved by the Lessor and in an amount equal to item 17 of the Reference Schedule.

(c)	The Lessor may, if the Lessee commits a breach of the Lease:

(i)	appropriate any or all of the security deposit referred in paragraph (a), or draw down all or part of the bank guarantee referred to in paragraph (b), to reimburse or compensate (wholly or partly) the Lessor in respect of the breach; and

(ii)	require the Lessee immediately to pay to it such further deposit or provide such further bank guarantee as is necessary to restore the security deposit to an amount equal to item 17 of the Reference Schedule.

(d)	Paragraph (c) is without prejudice to any other right of the Lessor under the Lease.

18.2	Sale by Lessor

(a)	If the Lessor transfers its interest in the Premises and hands over the bank guarantee to the transferee, the transferor is released from all obligations to the Lessee in relation to the bank guarantee;

(b)	If requested by the transferee, the Lessee must promptly give to the transferee a replacement bank guarantee in favour of the transferee; and

(c)	If the Lessee does not provide the replacement bank guarantee, the transferor may make demand under the bank guarantee and hand over the proceeds to the transferee to hold as a security deposit instead of the bank guarantee until the Lessee provides a replacement bank guarantee to the transferee.

18.3	Covenantor

(a)	Subject to paragraph (b), the Covenantor grants the guarantees and indemnities in this part in consideration of the Lessor entering into the Lease at the Covenantor’s request.

(b)	If the Covenantor executes the Lease after the Lessor, the Covenantor warrants that it grants the guarantees and indemnities in this part as a result of valuable consideration provided to it by the Lessor.

(c)	The covenants, guarantees and indemnities in this part are severable.

18.4	Guarantee

The Covenantor guarantees to the Lessor the prompt performance and observance of the Lessee’s obligations under the Lease.

18.5	Indemnity

The Covenantor indemnifies the Lessor against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment with the Lessors pays, suffers, incurs, or is liable for, in respect of any unenforcability of the Lease against the Lessee.

18.6	Covenants

(a)	The Covenantor is jointly and severally with the Lessee liable to the Lessor for:

(i)	the Lessee’s observance of the Lease; and

(ii)	any damage incurred by the Lessor as a result of:

(A)	the Lessee’s failure to observe the Lease or its default under the Lease; or

(B)	the termination of the Lease by the Lessor.

(b)	Until the Lessor has received all money payable by the Lessee or the Covenantor under the Lease and until the due performance by the Lessee and the Covenantor of the Lease, neither the Lessee nor the Covenantor may:

(i)	claim or receive the benefit of any:

(A)	dividend or distribution;

(B)	payment out of the estate or assets; or

(C)	payment in the liquidation, winding up or bankruptcy,

of any person liable jointly with the Lessee or the Covenantor to the Lessor or liable under any security for any money payable by the Lessee or the Covenantor; or

(ii)	prove in any estate or in relation to any asset in any liquidation, winding up or bankruptcy in competition with the Lessor unless the amount the Lessor is entitled to will not be reduced as a result.

(c)	The Covenantor must pay the Lessor on written demand by the Lessor any expense incurred by the Lessor in respect of the Lessor’s exercise or attempted exercise of any right of the Lessor under this part.

(d)	A Covenantor’s obligations are not affected if:

(i)	the Lessor releases or enters into a composition with the Lessee or another Covenantor;

(ii)	a payment made to the Lessor is later avoided; or

(iii)	the Lessor assigns or transfers its interest in the Lease.

(e)	If the Lessor assigns or transfers its interests in the Lease, the assignee receives the benefit of the Covenantor’s covenants, agreements, guarantees and indemnities.

18.7	Joint and several liability

If there is more than one Covenantor, the Covenantors are jointly and severally bound even if a person named as Covenantor does not execute the Lease.

18.8	Continuing effect

The obligations of the Covenantor under this part are not released, discharged or otherwise affected by:

(a)	the grant of any time, waiver, covenant not to sue or other indulgence;

(b)	the release (including, but not limited to, a release as part of any novation) or discharge of any person;

(c)	any arrangement, composition or compromise entered into by the Lessor, the Lessee, the Covenantor or any other person;

(d)	any extinguishment, failure, loss, release, discharge, abandonment, impairment, compound, composition or compromise, in whole or in part of any document or agreement;

(e)	any variation of the Lease including, but not limited to, a variation in the date of expiry of the Lease;

(f)	any moratorium or other suspension of any right, power, authority, discretion or remedy conferred on the Lessor by the Lease, any statute, any court or otherwise;

(g)	any payment to the Lessor, including any payment which at or after the payment date is illegal, void, voidable, avoided or unenforceable; or

(h)	the winding up of the Lessee.

19.	OPTION OF RENEWAL

19.1	Option of renewal

(a)	The Lessee, from the expiry of the Lease, is entitled to take a renewed lease of the Premises for the further term of years in item 4 of the Reference Schedule on the conditions of this part.

(b)	The Lessor, if the Lessee:

(i)	gives the Lessor six (6) months written notice substantially in the form in clause 19.4 of its intention to renew; and

(ii)	is not in default under the Lessee’s Covenants,

must grant to the Lessee, at the Lessee’s own cost, a renewal of the Lease for that further term of years.

(c)	The renewed lease in this clause is subject to the same covenants, agreements and provisions in the Lease except that:

(i)	the term of the renewed lease is that in item 4 of the Reference Schedule;

(ii)	the Minimum Rent payable from the commencement of that further term must be determined in accordance with clause 19.2; and

(iii)	item 4 of the Reference Schedule and this part are omitted.

19.2	Initial rent under renewed Lease

(a)	The Minimum Rent payable at the commencement of the renewed lease is the Current Market Rent as at that date.

(b)	If the option of renewal is exercised, the Current Market Rent at the commencement of the renewed lease must be agreed or determined based on the procedures set out in Part 4 modified to the extent necessary to give effect to this clause.

(c)	For the purposes of this clause:

(i)	the Review Period means the period commencing on the date of exercise of the option of renewal and expiring on the last day of the Term; and

(ii)	Review Date means the last day of the Term.

(d)	The Lessee, if the Current Market Rent has not been agreed or determined at the commencement of the renewed lease:

(i)	must pay on account (pending agreement on or determination of the Current Market Rent) the Lessor’s Estimate of the Current Market Rent notified to the Lessee; and

(ii)	when the Current Market Rent as at the commencement of the renewed lease is agreed or determined, an adjustment must be made,

in accordance with the procedure in clause 4.

19.3	Form of renewed lease

The Lessor may in its discretion require that the renewed lease be in the form of lease then current for the Building modified to the extent necessary:

(a)	to give effect to the intentions of the parties as contained in this clause; and

(b)	to ensure that the rights by the Lessee would have had (if the general provisions of the Lease had been adopted) are not adversely affected, either materially or substantially.

19.4	Notice of exercise of option

The Lessee, in order to exercise the option of renewal in clause 19.1, must give written notice to the Lessor substantially in the following form:

“Notice of Exercise of Option of Renewal

By this notice we exercise our option to renew our lease of the premises known as (insert description of Premises) in the Grosvenor Place building.

Dated:                                                                                       ”

(To be completed, dated and signed personally by the Lessee if the Lessee is a person or executed under seal if the Lessee is a company).

19.5	Existing Covenantor

(a)	Subject to paragraph (b), the grant of a renewed lease under this part is conditional on the Covenantor executing the renewed lease within fourteen (14) days after provision to the Covenantor by the Lessor of execution copies of that lease.

(b)	If the Lessee requests the substitution of the Covenantor with another person, the grant of the renewed lease is conditional upon the execution of that lease by any person approved by the Lessor as Covenantor within fourteen (14) days after provision to that person by the Lessor of execution copies of that lease.

(c)	For the purposes of this clause, the Lessor agrees to accept as Covenantor any person whom the Lessee establishes to the reasonable satisfaction of the Lessor is and is unlikely to remain capable of meeting the financial obligations of Covenantor under the renewed lease.

20.	INDEPENDENT EXPERT

20.1	Independent expert

(a)	If any dispute arises between:

(i)	the Lessor and the Lessee; or

(ii)	the Lessor and the Covenantor,

under the Lease other than in respect of review of Minimum Rent, any party may, by written notice to the others, demand that the dispute be determined by an Independent Expert.

(b)	If the parties do not agree on an Independent Expert within seven (7) days or service of a notice under paragraph (a), any party may request:

(i)	in the case of a dispute in respect of clause 3.2(e) – the President of the Australian Property Institute Inc (NSW Division); and

(ii)	in any other case – the President of the New South Wales Law Society,

to appoint an Independent Expert.

(c)	The Independent Expert need not be a valuer, solicitor or barrister but must have appropriate professional experience in matters of the nature of the dispute to be determined and may engage other consultants to advise him.

(d)	The Independent Expert must determine:

(i)	the dispute; and

(ii)	which party will bear his costs and those of any consultant engaged by him having regard to:

(A)	the substance of the dispute;

(B)	the reasonableness of the parties in relation to the dispute; and

(C)	the result of his determination.

(e)	The Independent Expert acts as an expert and not as an arbitrator and his determination is final and binding upon the parties.

(f)	A party may not commence or continue litigation in relation to a dispute in respect of which a notice has been served under paragraph (a) until it has been determined by the Independent Expert.

(g)	The Lessor, the Lessee and the Covenantor release the Independent Expert and any consultant engaged by the Independent Expert from any claim in respect of a determination under this part.

21.	CCSL/CFML/IPL TRUST PROVISIONS

21.1	Application of Clause

All provisions of this Lease will have effect and be applied subject to this clause 21.

21.2	Definitions

In this clause 21:

“CCSL” means Commonwealth Custodial Services Limited (ACN 000 485 487).

“CFML” means Commonwealth Funds Management Limited (ACN052 289 442).

“IPL” means Investa Properties Limited (ACN 084 407 241).

“Relevant Trust” means:

(A)	for CCSL, Grosvenor Place Holdings Trust; and

(B)	for CFML, Commonwealth Property Fund.

“Scheme” means Delta Office Fund ARSN 092 874 087 which is registered as a managed investment scheme pursuant to section 601EB(2) of the Corporations Law.

“Trustee Party” means CCSL or CFML, as the case requires.

21.3	CCSL and CFML’s Limitation Of Liability

(a)	A liability arising under or in connection with this Lease can be enforced against a Trustee Party only to the extent to which it can be satisfied out of the property of the Relevant Trust out of which the Trustee Party is actually indemnified for the liability.

(b)	Except as expressly provided by this clause 21.3, this limitation of each Trustee Party’s liability applies despite any other provision of this Lease and extends to all liabilities and obligations of each Trustee Party in any way connected with any representation, warranty, conduct, omission, deed or transaction related to this Lease.

(c)	A party may not take any action to seek recourse to any assets held by a Trustee Party in any capacity other than as trustee of the Relevant Trust, including to seek the appointment of a receiver or a receiver and manager (except in relation to the property of the Relevant Trust, a liquidator, an administrator or any similar person to the Trustee Party) or prove in any liquidation, administration or arrangement of or affecting the Trustee Party (except in relation to the property of the Relevant Trust).

(d)	Each Trustee Party represents and warrants to other parties that it is actually entitled to be indemnified out of the assets of the Relevant Trust.

(e)	A Trustee Party is not obliged to enter into any commitment or obligation under this Lease unless its liability is limited in accordance with this clause 21.3.

21.4	Exceptions

(a)	The provisions of clause 21.3 do not apply to any obligation or liability of a Trustee Party to the extent that it is not satisfied because:

(i)	under the Constitution of the Relevant Trust or by operation of law there is a reduction in the extent of that Trustee Party’s indemnification out of the assets of the Relevant Trust as a result of that Trustee Party’s fraud, negligence or breach of trust; or

(ii)	that Trustee Party failed to exercise any right of indemnity it has under the constitution of the Relevant Trust in respect of that obligation or liability.

(b)	No act or omission of a Trustee Party (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or breach of trust of a Trustee Party for the purposes of clause 21.4(a) to the extent to which the act or omission was caused or contributed to by any failure of any other person to fulfil its obligations relating to the Relevant Trust or by any other act or omission of any other person.

(c)	No attorney, agent, receiver or receiver and manager appointed in respect of a Trustee Party in accordance with this Lease has the authority to act on behalf of that Trustee Party in a way which exposes that Trustee Party to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of that Trustee Party for the purposes of clause 21.4(a).

(d)	The limitation of a Trustee Party’s liability under clause 21.3 will not apply if:

(i)	that Trustee Party ceases to be the trustee of the Relevant Trust; or

(ii)	that Trustee Party is no longer entitled to be indemnified out of the assets of the Relevant Trust.

21.5	IPL’s Limitation Of Liability

(a)	Notwithstanding any other provision of this Lease, all provisions of this Lease will have effect and be applied subject to this clause 21.5.

(b)	IPL enters into this Lease solely in its capacity as responsible entity and trustee of the Scheme and in no other capacity.

(c)	A liability arising under or in connection with this Lease can be enforced against IPL only to the extent to which it can be satisfied out of the property of the Scheme out of which IPL is actually indemnified for the liability.

(d)	The limitation of IPL’s liability contained in this clause 21.5 applies notwithstanding any other provisions of this Lease and extends to all liabilities and obligations of IPL in connection with this contract.

(e)	The Lessee and Guarantor may not sue IPL in any capacity other than as responsible entity and trustee of the Scheme, including seeking the appointment to IPL of a receiver (except in relation to the property of the Scheme), a liquidator, administrator or any other similar person.

(f)	The provisions of this clause 21.5 will not apply to any liability or obligation of IPL to the extent there is a reduction in the extent of its indemnification out of the assets of the Scheme as a result of the operation of the law or the application of any provision of the Scheme’s constitution.

21.6	Liability

Any liability on the part of one of CFML, CCSL or IPL under or pursuant to this Lease shall be a liability which is several only in the shares in which they beneficially hold the Head Lease registered number X925185 which shall be notified in writing by CFML, CCSL and IPL to the Lessee and Guarantor from time to time and which at the date of this Lease is acknowledged to be:

(a)	CFML: 20%;

(b)	CCSL: 50% through CCSL’s 100% interest in the Concurrent Lease of CFML’s 50% interest in the Head Lease; and

(c)	IPL: 30%.

In this clause “Concurrent Lease” means lease registered number .

22.	GOODS AND SERVICES TAX

22.1	This clause applies if the Lessor is or may become liable to pay GST in relation to any Supply under the Lease (a “Taxable Supply”).

22.2	Unless otherwise stated, any amount, payment or consideration referred to in the Lease is exclusive of GST.

22.3	In addition to any other amounts payable by the Lessee to the Lessor under the Lease (the “GST Exclusive Consideration”), the Lessee must pay GST on any Taxable Supply to the Lessor of an amount equal to the GST Exclusive Consideration multiplied by the GST Rate within twenty one (21) days from the issue of an Invoice by the Lessor to the Lessee.

22.4	GST will be payable by the Lessee, without deduction or set-off of any other amount, at the same time as the GST Exclusive Consideration under this Lease is payable. In all other respects GST will be payable by the Lessee to the Lessor on the same basis as the GST Exclusive Consideration is payable by the Lessee under the Lease.

22.5	If requested by the Lessee, the Lessor will issue an Invoice or Invoices to the Lessee in respect of any Taxable Supply.

22.6	If the Lessee defaults in the payment on the due date of any amount payable pursuant to clauses 22.1 and 22.3 then, without prejudice to any other remedies of the Lessor, the Lessee must pay to the Lessor upon demand an amount equal to the amount of any penalties, damages or interest or additional GST that may become payable by the Lessor.

22.7	As between the Lessor and the Lessee, the Lessor is not be obliged to pay any GST on or to take any other steps to minimise the liability in respect of GST until the corresponding payment is received from the Lessee.

22.8	If GST payable in relation to a Taxable Supply made under the Lease varies from the additional amount paid by the Lessee under clause 22.3 then the Lessor will provide a corresponding refund or credit to, or will be entitled to receive the amount of the variation from the Lessee. Where the Lessor has paid the amounts of the variation to the Commissioner of Taxation, whether or not as part of a larger sum, no amount will be paid to the Lessee under this clause unless the Lessor is entitled to a refund or credit of such amount from the Commissioner of Taxation.

22.9	Where an Adjustment arises from an Adjustment Event in relation to any Taxable Supply the Lessor must provide an Adjustment Note to the Lessee within twenty eight (28) days after the Lessee requests an Adjustment Note.

SCHEDULE 1

Rules and Regulations

1.	The Lessee will not obstruct or permit the obstruction of the pavement, forecourt, entrance, arcade, vestibules, corridors, passages, stairways, landings, escalators, lifts, elevators, fire doors and escape doors or use them or any of them for any purpose other than ingress and egress.

2.	The Lessee will not obstruct any skylights, glazed panel, ventilator or window that admits light or air into the Building or obstruct any light or other illumination in the Building or permit any goods, structure or fitting to be visible through the glass of any corridor or dividing partition without the prior written consent of the Lessor.

3.	The Lessee will not display any sign, flag, notice, light, or object on the interior or exterior of the Premises or the Building except with the prior written consent of the Lessor and then only of the colour, size and style and in the place approved by the Lessor. The Lessor will not unreasonably withhold consent in respect of a sign or notice identifying the Lessee and conforming with standard signs in the Building. The cost of affixing the Lessee’s name and description on any Directory Board in the main foyer and on the Lessee’s floor will be borne by the Lessee.

4.	No curtain will be erected on any external window.

5.	No blind, screen, or awning will be erected on any window without the prior written consent of the Lessor.

6.	No animal or bird will be kept at the Premises.

7.	Except with the prior written consent of the Lessor no musical instrument will be played in or about the Premises, but this Rule 6 will not prohibit the Lessee from playing background music provided that the volume is kept at a level which does not cause a nuisance or annoyance to other occupiers of the Building.

8.	The Lessee will not throw anything out of the windows or deposit rubbish anywhere except in proper receptacles or place any rubbish on any part of the Premises or the Common Areas.

9.	The Lessee will not use any method of lighting, cooling, or heating other than as may be prescribed by the Lessor from time to time.

10.	The Lessee will not smoke in the Common Areas.

11.	The Lessee will only use and permit to be used for the delivery or other movement of any goods the part s of the Common Areas and at the times the Lessor permits and the Lessee will comply with all reasonable requirements of the Lessor in regard to these matters.

12.	The Lessee will not leave any doors or windows unlocked when the Premises are unoccupied and the Lessor reserves the right for any person authorised by it to enter the Premises and lock the doors or windows.

13.	The Lessor will provide keys for locks on doors and of the Premises. The Lessee will return all keys on the determination of its lease and will not permit the keys to come into the possession of any person other than the Lessee.

14.	No rubbish will be burned on the Land.

15.	No auction, bankruptcy, winding-up, or fire sale will be conducted on the Premises.

16.	The Common Areas and the car parking area will not be used for any business or commercial purpose or for the display or advertisement of any goods or services without the prior written consent of the Lessor.

17.	No explosive power driven method of fixing articles to ceilings walls or floors will be used.

18.	The Lessor may close the doors of the Building opening into any street and keep the doors closed outside Normal Business Hours. Normal Business Hours are:

Monday to Friday – 8 am to 6pm.

19.	Except as provided in the relevant lease and/or with the consent of the Lessor or the Manager, the Lessee will not enter or remain in the Building outside Normal Business Hours and whenever entering the Building outside these hours the Lessee must produce to the Manager the security card supplied by the Lessor and will comply with the requirements of the Lessor or the Manager.

ANNEXURE “B”

The Lessor, the Lessee and the Covenantor/s (if any) agree that this lease is varied as set out in this Annexure “B”.

1.	Clause 1.1 is varied as follows:

(a)	Definition of “Building Outgoings” is varied in the opening paragraph by inserting the words “and reasonably incurred” after the words “or payable by”.

(b)	Definition of “Building Outgoings” is further varied at the end of the definition by inserting the following words after the words “capital nature”:

“and/or structural nature (except expenditure of a capital nature as part of routine and regular preventative maintenance and repair) and expenditure for which the Lessor is entitled to receive reimbursement from any other tenant or occupier.”

(c)	The definition of “Base Building Outgoings” in clause 1.1 is amended by inserting the following words at the end of the definition:

“(c)	if Minimum Rent is not reviewed pursuant to Part 4 – in respect of the Accounting Year expiring immediately before the expiration of each period of two (2) years during the Term commencing on 1 July 2004.”

2.	Clause 2.3(b) is varied as follows:

(a)	in the opening paragraph the words “where possible outside normal business hours” are inserted after the word “Premises”; and

(b)	the following new sub-clause is added:

“(iii)	make good any damaged caused to the Premises or the Lessee’s fixtures, fittings or other possessions kept at the Premises by reason of such entry without delay and at the Lessor’s cost, provided such damage was caused by the Lessor.”

3.	Clause 2.5(b) is varied by inserting at the beginning of the clause the words “Without prejudice to the Lessee’s right of quiet enjoyment, the”.

4.	Clause 3.2(a) is varied by inserting the words “or access to it” after the word “Building” in the first line and by deleting the words “in the opinion of the Lessor” at the end of the opening paragraph.

5.	Clause 3.3(a) is varied by:

(a)	inserting the words “or access to it” after the word “Building” in the first line;

(b)	deleting the words “the reasonable opinion of the Lessor”; and

(b)	inserting the words “based on the lack of amenity” after the word “them” in the fourth and fifth lines.

6.	Clause 3.3(b) is varied by inserting at the end of the first line the words “and to the extent”.

7.	Clause 5.3(a) is varied by inserting the word “independently” before the word “audited” in the first line.

8.	Clause 5.3(c) is varied by inserting at the end of the clause the words “In the event of dispute reasonable evidence of outgoings will be provided”.

9.	The following clause is inserted:

“6.2	Lessee’s business

The Lessee must:

(a)	keep the Premises open for business during usual business hours, having regard to the nature of the Lessee’s business; and

(b)	conduct the business in a proper, efficient and reputable manner.

10.	Clause 6.4(d) is varied by inserting at the beginning of the clause the words “Subject to paragraph (c)”.

11.	Clause 6.7(a) is varied by inserting at the end of the clause the words “and the Lessor must make available Elevator access to the Premises”.

12.	Clause 6.7 is varied by inserting the following new sub-clause:

“(c)	Despite clause 6.7(b)(ii) the Lessor will make air conditioning available outside Normal Business Hours at the request and cost of the Lessee.”.

13.	Clause 6.15(b) is varied by inserting the words “or capital” after the word “structural” in the first line and by deleting the words “or occupation” in the last line.

14.	Clause 6.17 is varied by inserting the following new subclause:

“(c)	The Lessee is not required to comply with and is not liable for any requirements of or costs of a structural or capital nature unless required because of the Lessee’s particular use of the Premises or the location or nature of the Lessee’s Fittings.”

15.	Clause 6.27(b) is varied by inserting the words “following reasonable notice and at reasonable times” at the beginning of the clause.

16.	Clause 7.1(b)(i) is varied by inserting at the end of the clause the words “, act of war or terrorism, the Lessor or any other extraneous event beyond the Lessee’s control”.

17.	Clause 7.1(b)(ii) is varied by inserting the words “and to the extent that” after the word “unless”.

18.	Clause 7.1(c)(ii) is varied by deleting the words “or occupancy”.

19.	Clause 7.2(a) is varied by inserting the following new subclause:

“(i)	at intervals of not more than five (5) years; and”

20.	Clause 7.5 is varied by adding the following sentence at the end of the clause:

“Despite any other clause to the contrary the Lessee will not be required to recarpet or replace or repair any carpet on the Premises during the term or on yielding up except for misuse or abuse arising otherwise than by fair wear and tear.”

21.	Clause 7.6(a) is varied by:
(a)	in the first line inserting the words “and any internal” after the word “locks”; and

(b)	in the second line inserting the words “(but not any external windows and window fittings unless damaged by the Lessee)” after the word “Premises”.

22.	Clause 7.7 is varied by:

(a)	inserting the word “reasonable” before the word “time” in the first line; and

(b)	deleting the word “may” after the word “required)” in the second line.

23.	Clause 7.8(a) is varied by inserting the word “reasonable” before the word “time” in the first line.

24.	Clause 7.8(b) is replaced with the following:

“(b)	The Lessor must use its best endeavours to cause the Lessee as little inconvenience as is reasonably practicable in exercising its rights under clauses 7.7 and 7.8 and must make good any damage caused to the Premises or the Lessee’s fixtures and fittings or other possessions kept at the Premises by reason of such access without delay and at the Lessor’s cost.”

25.	Clause 7.9(a) is varied by inserting at the end of the clause the words “not to be unreasonably withheld or delayed,”

26.	Clause 7.9(b) is varied by inserting at the end of the clause the words “(such approval not to be unreasonably withheld or delayed)”

27.	Clause 7.9(c)(i) is varied by inserting the word “reasonable” after the word “Lessor’s”.

28.	Clause 7.9(d) is varied by inserting the words “(acting reasonably)” after the word “Lessor” in the first line.

29.	Clause 7.9(d)(ii) is varied by inserting at the end of the clause the words “(acting reasonably)”.

30.	Clause 7.9(e) is varied by inserting at the end of the opening paragraph the words “(acting reasonably)”.

31.	Clause 7.9(f)(iii) is varied by inserting the word “reasonable” before the word “requirements” in the last line of the clause.

32.	Clause 7.9(g) is varied by inserting the words “(such consent not to be unreasonably withheld or delayed)” after the word “Lessor” in the second line.

33.	Clause 8.1(a) is varied by inserting at the end of the clause the words “subject to the same conditions of access set out in clause 2.3(b)(i) to 2.3(b)(iii).”

34.	Clause 8.1(b) is varied by inserting the words “following reasonable notice and at reasonable times (except in the case of an emergency)” after the word “must” in the first line.

35.	Clause 8.1(b) is further varied by inserting at the end of the clause the words “, subject to the Lessor ensuring their compliance with the terms of clause 7.9”.

36.	Clause 8.2(a) is varied by inserting the words “reasonably and properly incurred” before the word “expenses”.

37.	The following sub-clause is added:

“(c)	All amounts received by the Lessor on account of the provision of services including Airconditioning Plant and Elevators outside Normal Business Hours from the Lessee and any such sums receivable from any other tenant or occupier will be credited against Building Outgoings.”

38.	Clause 8.4(b) is varied by deleting the words “, and Rent will not abate,”

39.	The following new clause is added:

“8.5	Lessor’s Obligations

(a)	The Lessor must use all reasonable endeavours to maintain the Building in a sound structural and watertight condition consistent with Buildings in Sydney comparable in age and standard to the Building.

(b)	The Lessor must use all reasonable endeavours to provide the services and must carry out all necessary repairs, maintenance and replacements to all services in the Building including without limitation Air Conditioning Plant, Elevators and Electricity Supply System to ensure the Building services are functioning and are available during Normal Business Hours and where required outside Normal Business Hours (subject to reasonable interruptions required to carry out preventative repairs and maintenance).”

40.	Clause 9.1(a) is varied by inserting the word “competent” before the word “cleaning”.

41.	Clause 9.2 is varied by inserting the words “properly and reasonably incurred” after the word “cost” in line 2.

42.	Clause 10.3(a)(iii) is varied to read as follows:

“take out such policies in the name of the Lessee and note the interest of the Lessor”.

43.	Clause 10.3(a)(v)(A) is varied to read as follows:

“a duplicate or copy of the certificate of currency of policies; and”.

44.	Clause 10.3(a)(v)(B) is deleted.

45.	Clause 10.3(a)(vii) is deleted.

46.	Clause 10.4(a)(vi) is varied by inserting at the end of the clause the words “(unless approved in accordance with clause 10.4(b) below).”

47.	Clause 10.5(c) is varied by adding the following words at the end of the clause:

“and the Lessor has provided the Lessee with 14 days prior written notice of the proposed exercise of its power of attorney and the Lessee has not within that 14 day period diligently pursued its rights to recover insurance money or rectified its default of a Lessee’s Covenant.”

48.	Clause 12.4(c) is replaced with the following:

“(c)	all fixtures, fittings, plant, equipment or other articles upon the Premises in the nature of trade or tenant’s fixtures brought on the Premises by or on behalf of the Lessee including any fixtures and fittings owned by the Lessor.”

49.	Clause 12.4(e) is deleted.

50.	Clause 12.6(c)(iii) is varied by inserting at the end of the clause the words “subject to the exclusions in clause 7.1(b) and 7.1(c).”

51.	Clause 13.1 is varied by inserting at the end of the opening paragraph the words “without the Lessor’s consent which must not be unreasonably withheld or delayed having regard to clause 13.2.”

52.	Clause 13.2(d) is varied by inserting the following new sub-clause:

“(i)	in respect of an assignment or transfer (but not a subletting) the Lessee satisfies the Lessor that the ingoing party must pay a full market rental;”

53.	Clause 13.2(d)(ii) is replaced with the following:

“(ii)	in the case of a subletting, the terms of the sublease (except for rent) are substantially similar to those of the Lease and the sub-lease contains an acknowledgment by the parties if required by the Lessor at its absolute discretion that the rent is below market.”

54.	Clause 13.3(a)(vi) is deleted.

55.	The following clause 13.3(d) is added:

“(d)	Clause 13.3(a) and (b) will not apply where a related body corporate (as defined in the Corporations Act) of the Lessee remains the ultimate holding or parent company of the Lessee.”

56.	Clause 13.5 is varied by adding at the end of the clause the words “This clause 13 does not prohibit the Lessee from entering into fixed and floating charges in respect of its assets without the Lessor’s approval in the ordinary course of the Lessee’s business.”

57.	Clause 14.1(a)(iv) is deleted.

58.	Clause 14.3(a) is varied by replacing “seven (7)” with “fourteen (14)”.

59.	Clause 14.5(a) is varied by inserting at the beginning of the clause the words “Provided the Lessor takes steps to mitigate its losses, the”.

60.	Clause 14.7(a) is varied by inserting at the beginning of the clause the words “Despite any other clause”.

61.	Clause 14.7(a) is further varied by inserting the words “14 days prior written” before the word “notice”.

62.	Clause 14.8(a) is varied by inserting at the end of the opening paragraph and before the word “to” the words “and as a result of this Lease has been validly terminated.”

63.	Clause 14.8(a)(iii) is deleted.

64.	Clause 15.2(b) is varied by replacing the word “Lessee’s” with the word “Lessor’s”.

65.	Clause 15.4 becomes clause 15.4(a) and is varied by adding at the end of the clause the words “provided it has been reasonably notified of the terms of such estate or interest.”

66.	The following clause 15.4(b) is inserted:

“(b)	It is acknowledged without prejudice to clause 15.4(a) above, the Lessee’s occupation and use of the Premises in accordance with the terms of this Lease does not breach its obligations under clause 15.4(a).”

67.	Clause 16.10 is deleted.

68.	Clause 17.2 is varied by inserting at the beginning of the clause the words “Subject to clause 17.3” and by inserting at the end of the opening paragraph the words “at the Lessor’s cost”.

69.	The following new clause is added:

“17.3	Requirements for Subdivision

The Lessor must ensure in respect of any subdivision that:

(a)	the rights and benefits of the Lessee under this Lease are not prejudiced or derogated from; and

(b)	the liability of the Lessee is not increased, as a result of any matter or thing arising from the subdivision.”

70.	Clause 22.5 is varied by deleting the words “If requested by the Lessee” and by inserting after the words “Taxable Supply” the words “before the due date of payment of any amount on account of GST.”

71.	Clause 22.6 is varied by deleting the words “may become” and by replacing them with the word “is”.

72.	The following clause is added:

23.	LESSEE’S WORKS

23.2	Definitions

“Access Date” means the date the Lessor receives this Lease executed by the Lessee in registrable form together with:

(a)	evidence of the Lessee’s insurance required under clause 10 and evidence of the Lessee’s contractor’s public liability insurance under clause 23.8; and

(b)	cheques in payment of stamp duty and registration fees payable in connection with this Lease;

whichever is the latest to occur.

“Authorisation” means:

(a)	an authorisation, consent, declaration, exemption, notarisation or waiver, however it is described; and

(b)	in relation to anything that could be prohibited or restricted by law if a Governmental Agency acts in any way within a specified period, the expiry of that period without that action being taken,

including any renewal or amendment.

“Lessor’s Works” means the construction of an intertenancy wall in the position agreed between the Lessor and the Lessee.

“Works” means any of the following carried out by the Lessee:

(a)	the installation of any fixtures or fittings in the Premises;

(b)	any other alterations or improvements to the Premises, the Lessee’s Fittings or any services provided to the Premises or to the Building.

23.2	Licence

The Lessor grants the Lessee a non-exclusive licence for the period from the Access Date to the day before the Commencement Date to occupy the Premises for the purpose of carrying out the Works on the same terms and conditions as this Lease except that:

(a)	the payment of Rent will not apply; and

(b)	clause 12.1 will not apply.

23.3	Works

(a)	The Lessee must not carry out any Works unless it first obtains the Lessor’s written approval to the proposed Works, (such approval not to be unreasonably withheld or delayed) and the Lessee otherwise complies with the rest of this clause 23.

(b)	The Lessor will carry out the Lessor’s Works in a good and workmanlike manner prior to the Access Date.

23.4	Lessee’s drawings and specifications

(a)	The Lessee must, at its cost, prepare and give to the Lessor:

(i)	2 copies of detailed working drawings and specifications of the proposed Works; and

(ii)	the names and other relevant details of the architect and the contractors that the Lessee intends to use.

(b)	The Lessor must, as soon as practicable, notify the Lessee:

(i)	whether or not the Lessor approves of, or requires alterations to, the drawings and specifications submitted by the Lessee;

(ii)	whether or not it approves of the contractors that the Lessee intends to us; and

(iii)	if it does not approve of the drawings or specifications, provide reasons why not.

(c)	The Lessee acknowledges that the Lessor may refer the drawings and specifications to the Lessor’s architect and other consultants for their advice.

(d)	If the Lessor does not approve of the drawings and specifications or the Lessee’s proposed architect or contractors the Lessee must alter and resubmit them.

(e)	The Lessor must not unreasonably withhold or delay its approval under this clause.

23.5	Authorisations

The Lessee must not start the Works until the Lessee gives the Lessor copies of all Authorisations required for the Works; and

(a)	the Lessor approves of the drawings and specifications submitted by the Lessee; and

(b)	the Lessor approves the contractors that the Lessee intends to use to carry out the Works.

23.6	Variation to Works

If the Lessee wishes to vary the Works approved under clause 23.4, the Lessee must follow the procedure contained in clause 23.4, in respect of the Works incorporating those variations.

23.7	Conditions regarding Works

The Lessee must, at its cost:

(a)	(timing) start and complete the Works as soon as practicable after the Lessor approves of the drawings and specifications and the Lessee’s architect and contractors under clause 23.4;

(b)	(Lessor’s approval) complete the Works in accordance with the plans and specifications approved by the Lessor under clause 23.4;

(c)	(Lessor’s directions) comply with, and ensure that its contractors and employees comply with, all reasonable directions of the Lessor in relation to the carrying out of the Works;

(d)	(no disturbance) cause as little disturbance as possible to the Lessor and any other occupier of, or invitee in, the Building;

(e)	(compliance) comply with all relevant statutes, Authorisations and requirements of any Governmental Agency in relation to the Works;

(f)	(quality) carry out the Works in a competent manner in accordance with the Lessor’s fit-out guidelines;

(h)	(removal of rubbish) remove from the Building all rubbish or debris resulting from the Works;

(i)	(repair damage) immediately repair to the Lessor’s satisfaction any damage directly or indirectly caused to the Building by the carrying out of the Works;

(j)	(notice of completion) give the Lessor at least 5 Business Days notice of when the Works are likely to be completed; and

(k)	(heavy equipment) not bring any heavy equipment into the Building unless it is required to carry out the Works and it complies with the maximum floor loading weights for the Building.

23.8	Contractor’s insurance

The Lessee must ensure that the contractors it engages to carry out the Works have a current public liability insurance policy under which the maximum amount payable for a single claim is at least $20,000,000, or any other amount reasonably required by the Lessor.

23.9	Structural work or alterations to services

If any alteration is required to the services provided or to be provided to the Premises or to the Building, or to any plant or equipment in the Building:

(a)	the Lessee must pay for the required alteration;

(b)	the alteration must be carried out by contractors appointed by the Lessor.

23.10	Preservation of Lessor’s warranties

The Lessee must not carry out any Work or carry it out in any way which could prejudice the Lessor’s rights under any builder’s, contractor’s or other warranties in relation to the Building provided the Lessee has been made aware of the terms of such rights.

23.11	Lessor’s costs

The Lessee must pay all costs and expenses reasonably incurred by the Lessor in relation to any proposed Works, whether or not the Works proceed, including the cost of the Lessor’s architect, consultants and supervisor.

23.12	Lessor’s Works

The Lessor will carry out the Lessor’s Works:

(a)	in a good and workmanlike manner;

(b)	in accordance with any necessary approval or consent of any relevant authority;

(c)	in a timely manner; and

(d)	at the Lessor’s cost.

In carrying out the Lessor’s Works, the Lessor must not and must ensure that its contractors do not interfere with, disturb or otherwise do anything which would delay the commencement, execution or completion of the Works.

73.	The following clause is added:

24.	FIRST RIGHT OF REFUSAL

24.1	Future leases

Subject to clause 24.7, the Lessor must not grant any future lease of any part of the space indicated as the “FRR Space” on the plan attached to this Lease as Exhibit 1 (the “Alternative Premises”) during the term of this Lease without first complying with this clause, provided the Lessee is not at the date of the Lessor’s offer in material breach of the Lease, having been given a period of 7 days to remedy such breach.

24.2	Lessor’s offer

If the Lessor proposes to grant a lease of the Alternative Premises then the Lessor must offer the Lessee a lease of the Alternative Premises on the terms required by the Lessor (which must be no less favourable than the terms offered to the third party) (the “Lessor’s Offer”).

24.3	Lessee’s acceptance

The Lessee may accept, by written notice, the Lessor’s Offer within 10 days of receiving it.

24.4	End of Lessor’s offer

If the Lessee:

(a)	does not accept the Lessor’s Offer in accordance with clause 24.3;

(b)	notifies the Lessor that the Lessee does not accept the Lessor’s Offer; or

(c)	does not respond to the Lessor’s Offer,

the Lessor may then offer a lease of the Alternative Premises to any other person on the same terms as those offered to the Lessee and particularly at a commencing annual rental no less than the commencing annual rental in the Lessor’s Offer.

24.5	New lease

If the Lessee accepts the Lessor’s offer in accordance with clause 24.3 then the Lessor must within 14 days of receiving the Lessee’s notice submit to the Lessee a lease incorporating the terms of the Lessor’s Offer and otherwise on the same terms and conditions as this lease (the “New Lease”).

24.6	Lessee execution of New Lease

The Lessee must execute the New Lease and return it to the Lessor within 21 days of receiving it together with:

(a)	a bank guarantee or security deposit, if applicable;

(b)	payment of stamp duty (in the amount notified by the Lessor), registration fees and the Lessor’s legal costs; and

(c)	certificates of currency in respect of the insurances the Lessee is required to take out under the New Lease.

25.7	Lessee’s acknowledgment

(a)	Subject to clause 25.7(b) the Lessor is obliged to make an offer to the Lessee under clause 24.1 at any time during the term of the Lease that it wishes to grant any lease of the Alternative Premises but this clause 24 will not be included in any New Lease granted under clause 24.5.

(b)	For the avoidance of doubt the Lessee acknowledges and confirms that if a lease is granted to a third party in accordance with clause 24.4 the Lessor’s obligations under clause 25 end in respect of the space over which such a lease is granted.

74.	The following clause is added:

25.	RENT FREE PERIOD

Despite any other provision of this Lease, the Lessee is not required to pay Rent in respect of the period commencing on the Commencing Date and ending on the date which is 5 months later.

75.	The following clause is added:

26.	COSTS

Despite any other provision of this Lease each party must bear its own legal costs for the preparation, negotiation, execution and completion of this Lease.

76.	The following clause is added:

27.	CONDENSER WATER

While the Lessee remains Nighthawk Radiology Services, LLC (ARBN 098 194 640) under this Lease and the lease to the Lessee of Suite 1101, Level 11, Grosvenor Place (the “Other Premises”), a condenser water allowance of 6 litres per second will be permitted for the Premises and the Other Premises.

77.	The following clause is added:

28.	SECURITY

The Lessee acknowledges and agrees that despite clause 18.1 and while the Lessee remains Nighthawk Radiology Services, LLC (ARBN 098 194 640) under this Lease and the Lessee’s lease of the Other Premises(as defined in clause 27):

(a)	the security deposit amount of $170,297.60 (the “Security”) represents the amount of a bank guarantee held by the Lessor to satisfy the Lessee’s obligations under its lease of the Other Premises;

(b)	the Security will apply to the Lessee’s obligations under this Lease and the Lessee’s lease of the Other Premises;

(c)	if the Lessee commits a breach of the Lease the Lessor may drawn down all or part of the Security to reimburse or compensate (wholly or partly) the Lessor in respect of the breach; and

(d)	the Lessor may require the Lessee immediately to provide such further bank guarantee as is necessary to restore the Security to an amount equal to Item 17 of the Reference Schedule.

78.	The following clause is added:

29.	INTERDEPENDENCY CLAUSE

29.1	Interdependent leases

The Lessee acknowledges and agrees with the Lessor that:

(a)	this Lease is interdependent with lease registered number AA265323 between the Lessor and the Lessee over premises known as Suite 1101, Level 11, Grosvenor Place (the “Interdependent Lease”).

(b)	any breach of the Interdependent Lease by the Lessee will be deemed to be a breach of this Lease and the Lessor will be entitled to terminate this Lease in accordance with clause 14.1; and

(c)	if this Lease is terminated the Interdependent Lease automatically terminates and if the Interdependent Lease is terminated, this Lease automatically terminates.

29.2	Clause ceases to apply

This clause 29 will cease to apply if the Lessee under this Lease and the Interdependent Lease cease to be Nighthawk Radiology Services, LLC (ARBN 098 194 640).

We certify this dealing to be correct for the purposes of the Real Property Act 1900 (NSW)

COMMONWEALTH CUSTODIAL SERVICES LIMITED (ACN 000 485 487)

/s/ Kenneth Rowen Griffin	/s/ Shari Appathurai
Signature of Attorney	Signature of Witness

Shari Appathurai
Name of Witness

COMMONWEALTH FUNDS MANAGEMENT LIMITED (ACN 052 289 442)

/s/ Kenneth Rowen Griffin	/s/ Shari Appathurai
Signature of Attorney	Signature of Witness

/s/ Shari Appathurai
Name of Witness

Certified correct for the purposes of the Real Property Act 1900 by the corporation named below the common seal of which was affixed pursuant to the authority specified and in the presence of the authorised person(s) whose signature(s) appear(s) below.

Corporation:	INVESTA PROPERTIES LIMITED (ACN 084 407 241)

Authority:	Section 127 of the Corporations Act

/s/ Christopher John O’Donnell	/s/ William Brian Lang
Signature of authorised person	Signature of authorised person

Christopher John O’Donnell	William Brian Lang
Name of authorised person	Name of authorised person

[Director]	[Secretary]
Office held	Office held

I certify that the authorised officer signing opposite, with whom I am personally acquainted or as to whose identity I am otherwise satisfied, signed this Sublease in my presence.	Certified correct for the purposes of the Real Property Act 1900 by the authorised officer named below.

/s/ Pierre Nicholas	/s/ Paul E. Berger, MD
Signature of witness	Signature of authorised officer

Pierre Nicholas	Paul E. Berger, MD
Name of witness	Authorised officer’s name

[ILLEGIBLE]	President/CEO
Address of witness	Authority of officer

Hornsby NSW 2077	/s/ Christopher Huber, NRS
Signing on behalf of NIGHTHAWK RADIOLOGY SERVICES, LLC (ARBN 098 194 640)

EXHIBIT 1

PLAN

SHOWING NET LETTABLE AREA

PART LEVEL 11

GROSVENOR PLACE

225 GEORGE STREET, SYDNEY

1:300

[FLOOR PLAN]